Prospectus

May 1, 2018

Group Combination Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account C

This prospectus describes an unallocated Group Combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints® Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Fixed Options

Guaranteed Return Fund (in 1-, 3-, and 5-year durations)

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose all the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2018, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of an interest in a variable income plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.

Certificate—A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.

Contract—The agreement between you and us described in this variable annuity prospectus.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Return Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan”.

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Return Fund before the end of a Guaranteed Period.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.

Penalty Tax—If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)

Plan—The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Withdrawal Amount—The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.

This prospectus describes two versions of the Group Combination Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a simplified-load version (in which no sales charge is assessed).

Account C Prospectus	1

Fee and Expense Tables

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy or surrender the Contract. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). Other administrative charges may apply during the Annuity period. (See “Transfers Between Divisions.”) We may also charge for state premium tax deductions (although such a charge is not being assessed at the present).

Front-Load Contract (in which a sales charge is assessed when purchase payments are made)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Installation Fee	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.00%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.00%
Current Mortality and Expense Risk Fees[1]	0.65%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.65%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

Simplified-Load Contract (in which a one-time sales charge is assessed)

Transaction Expenses for Contract Owners (as a percentage of purchase payments)
Maximum Sales Load	None
Installation Fee	$750
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.50%
Current Mortality and Expense Risk Fees[1]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	1.25%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

[1]	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to raise the mortality and expense risk fees to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. (See “Amendments and Termination.”)

2	Account C Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2017. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.12%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Deductions” section.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Examples

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$655	$1,139	$1,649	$3,043
Minimum Total Annual Portfolio Operating Expenses	$567	$814	$1,080	$1,839

Simplified-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$272	$878	$1,509	$3,208
Minimum Total Annual Portfolio Operating Expenses	$180	$544	$934	$2,024

Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Deductions” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Account C Prospectus	3

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Funds and the assessment of variable account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $265 billion as of December 31, 2017. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest

4	Account C Prospectus

of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•	Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.
•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•	Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. Please see the prospectuses for the Funds for a discussion of the potential risks and conflicts presented by the use of a Fund as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies.

Account C Prospectus	5

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund, Inc. is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	BNY Mellon Asset Management North America Corporation
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
Government Money Market Portfolio*	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.

6	Account C Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
High Yield Bond Portfolio**	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (“FMR”). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation, and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust    The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We

Account C Prospectus	7

review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer

Accumulation Units from one Division to another at any time. After the effective date of a variable Income Plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies. After the effective date of a variable Income Plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other Income Plan. An administrative charge may apply.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed

8	Account C Prospectus

to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken with respect to individual accounts to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. In addition, although we are unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state and under your Contract. To find out if a Guaranteed Return Fund Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Account C Prospectus	9

The Guaranteed Return Fund Accounts

General    During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Interest Rates    Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.

Interest rate bands for the simplified-load contracts are as follows:

Contract Size		Interest Rate
At Least	But less than...
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%

Interest rate bands for the front-load contracts are shown below.

Contract Size		Interest Rate
At Least	But less than...
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%

Maturity Dates    GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:

If the Plan Year End Date is...	Example	The Maturity Dates are...
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10

If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2018, all the deposits will mature on March 31, 2019. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the

“Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.

Options at Maturity    When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Government Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Government Money Market Investment Division. Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).

Market Value Adjustment    A Market Value Adjustment (“MVA”) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.

In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you

10	Account C Prospectus

should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.

Other Information    Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the

Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.”) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the 1940 Act. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this Prospectus regarding the GRF.

The Contracts

Unallocated Group Annuity Contracts

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.

When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed income plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Variable Income Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.

Purchase Payments Under The Contracts

Amount and Frequency    You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”) or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.

You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.

Application of Purchase Payments    We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Government Money Market Division.

We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more Divisions. Accumulation Units represent your interest in the Separate Account.

The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the NYSE for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the Division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your

Account C Prospectus	11

Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.

Net Investment Factor

For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)

The Portfolios will distribute investment income and realized capital gains to the Separate Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.

Benefits Provided Under The Contracts

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

The benefits provided under the Contracts consist of a Surrender Value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the Income Plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the Income Plan in effect at that time.

Surrender or Withdrawal Value    To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.

A payee under Income Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, the date we receive proof of death at our Home Office, or, if later, the date on which a method of payment is elected, with the unpaid payments discounted at the Assumed Investment Rate if received before the close of trading for the NYSE (typically 4:00 p.m. Eastern time). (See “Description of Income Plans.”) If received on or after the closing of the NYSE, we will determine the Withdrawal Value at the close of the next regular trading session of the NYSE.

Retirement Benefits    You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Income Plans described below. Your request will state the Income Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1⁄2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)

We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects an Income Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Income Plans

Generally    We will pay part or all of the benefits under a Contract under either a fixed or variable income plan you select, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may

12	Account C Prospectus

choose when deciding to start receiving Annuity Payments. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable income plan, an Annuitant must select the initial allocation of Annuity Units among the Divisions and may reallocate Annuity Units among the Divisions at any time while the variable income plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

Description of Income Plans    The following Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 5 to 30 years (guaranteed only for contracts issued before May 1, 2013).

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain). An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain). An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

An Income Plan must result in payments that meet the minimums we require for annuity Income Plans on the date you elect the plan. From time to time, we may establish Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other Income Plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Income Plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Income Plan involves life contingencies. The first payment will be lower if the Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Income Plan in a Portfolio.

Assumed Investment Rate    The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1⁄2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Income Plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities

Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS

Account C Prospectus	13

performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. However, there are situations where the variable annuity contract will pay greater compensation than investments over certain time periods, which may offer an incentive to your registered representative to recommend a variable annuity contract instead of investments.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract. The Distributor’s registered representatives receive ongoing servicing compensation related to the Contracts but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

The more investments and annuity products your registered representative sells in a year, the higher percent of commissions or fees your registered representative receives from NMIS for investment products such as mutual funds and NMWMC investment advisory accounts. The different production levels and increasing percentages tied to those production levels are known as a “grid.”

Deferment of Benefit Payments    We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable Income Plan, or the payment of benefits under a variable Income Plan., until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e)  such suspension or postponement is otherwise permitted by the 1940 Act.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under an Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.

Any dividends allocated to your Contract will be credited on the Contract anniversary and, under the Company’s current approach, will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account. Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Government Money Market Division. For the coming year, all NN Series front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substi tute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.

14	Account C Prospectus

Free Look    Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required under applicable state law), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable Income Plans. Periodic reports relating to the Portfolios, proxy material and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable annuity Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable annuity Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the SEC or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Amendments and Termination    After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to an Income Plan that starts before the amendment becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 1-888-455-2232 to make such changes.

Cybersecurity    The Company has administrative, technical and administrative safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any

Account C Prospectus	15

given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Financial Statements    Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Statement of Additional Information containing such financial statements, or for any other contract-related inquiries, call 1-888-455-2232.

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments:

Front-Load Contract

We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $150,000	4.5%
Next $350,000	3.0%
Next $500,000	1.0%
Balance over $1,000,000	0.5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge. The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See “Amendments and Termination.”)

The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.

3. Administration Fee. We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

16	Account C Prospectus

For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%.

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $55,000 or 100% of compensation or earned income up to $275,000 (dollar amounts as indexed for 2018). The employer’s deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $18,500 in 2018 and indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $6,000 for 2018, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.

Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed by federal tax law on the taxable portion of premature payments of benefits (prior to age 59 1⁄2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.

Minimum Distribution Requirements    As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 50% penalty tax may be imposed under federal tax law on the person who should have received the payment for the shortfall amount.

The Plan must make the first required distribution by the “required beginning date” and subsequent required distributions no later than December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s

Account C Prospectus	17

spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70 1⁄2 or, if older and the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.

If the employee dies before the required beginning date, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) into an inherited IRA. The nonspouse designated beneficiary must then follow the distribution rules applicable to inherited IRAs.

Spousal Exceptions If the employee’s spouse, as defined under federal tax law (below), elects the life expectancy rule, distributions do not need to begin until December 31 of the year of the employee’s death or, if later, by the end of the year the employee would have attained age 70 1⁄2. Alternatively, the spouse, as defined under federal tax law, may roll over the

Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. For example, certain declared federal disaster relief or military service provisions may supplement this information. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See “Net Investment Factor” and “Deductions.”)

Contracts Issued Prior to January 6, 1992

Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992    For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.

Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984    For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.

18	Account C Prospectus

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these

Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.

Table of Contents for Statement of Additional Information

Account C Prospectus	19

TO: The Northwestern Mutual Life Insurance Company

Life and Annuity Products Department

Room T22

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account C, Flexible Payment Variable Annuity (Fee Based) to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued On or After January 6, 1992

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$6.307	$5.108	$5.018	$4.764	$4.398	$3.258	$2.904	$2.961	$2.652	$1.946
Number of Units Outstanding	19	127	130	193	187	186	176	169	257	261
Simplified-Load Version
Accumulation Unit Value	$5.473	$4.460	$4.407	$4.209	$3.909	$2.913	$2.612	$2.680	$2.415	$1.782
Number of Units Outstanding	29	58	105	111	161	184	196	237	350	366
Focused Appreciation Division
Front-Load Version
Accumulation Unit Value	$4.858	$3.659	$3.479	$3.081	$2.834	$2.211	$1.852	$1.985	$1.828	$1.291
Number of Units Outstanding	44	79	81	61	61	61	67	175	135	169
Simplified-Load Version
Accumulation Unit Value	$4.450	$3.372	$3.225	$2.873	$2.658	$2.087	$1.759	$1.896	$1.756	$1.248
Number of Units Outstanding	31	31	31	31	71	72	142	283	288	263
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$4.551	$3.668	$3.432	$3.564	$3.304	$2.586	$2.332	$2.376	$2.118	$1.648
Number of Units Outstanding	11	71	81	155	154	180	175	197	185	182
Simplified-Load Version
Accumulation Unit Value	$3.949	$3.202	$3.014	$3.149	$2.937	$2.313	$2.098	$2.150	$1.928	$1.510
Number of Units Outstanding	37	45	196	223	297	375	360	422	531	556
Large Cap Blend Division
Front-Load Version
Accumulation Unit Value	$1.666	$1.409	$1.244	$1.283	$1.147	$0.882	$0.771	$0.794	$0.699	$0.553
Number of Units Outstanding	2	40	35	56	39	19	4	93	76	71
Simplified-Load Version
Accumulation Unit Value	$1.563	$1.329	$1.181	$1.225	$1.102	$0.853	$0.750	$0.777	$0.688	$0.547
Number of Units Outstanding	—	—	—	—	—	—	19	19	19	19
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$8.862	$7.341	$6.612	$6.579	$5.836	$4.448	$3.868	$3.819	$3.345	$2.664
Number of Units Outstanding	33	119	114	178	174	185	169	481	587	601
Simplified-Load Version
Accumulation Unit Value	$9.937	$8.280	$7.503	$7.510	$6.702	$5.139	$4.495	$4.465	$3.935	$3.152
Number of Units Outstanding	202	220	270	291	324	348	431	508	582	794
Large Company Value Division
Front-Load Version
Accumulation Unit Value	$1.594	$1.444	$1.260	$1.319	$1.175	$0.900	$0.778	$0.772	$0.700	$0.584
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.495	$1.363	$1.196	$1.260	$1.128	$0.870	$0.757	$0.755	$0.689	$0.578
Number of Units Outstanding	—	—	—	—	—	—	44	34	72	28
Domestic Equity Division
Front-Load Version
Accumulation Unit Value	$2.696	$2.385	$2.088	$2.103	$1.859	$1.396	$1.229	$1.226	$1.076	$0.837
Number of Units Outstanding	95	113	125	89	91	91	96	135	303	320
Simplified-Load Version
Accumulation Unit Value	$2.444	$2.175	$1.915	$1.941	$1.726	$1.304	$1.155	$1.159	$1.024	$0.800
Number of Units Outstanding	143	147	152	151	145	159	178	323	389	379
Equity Income Division
Front-Load Version
Accumulation Unit Value	$3.205	$2.775	$2.344	$2.530	$2.370	$1.836	$1.576	$1.601	$1.398	$1.129
Number of Units Outstanding	—	—	—	—	—	12	—	—	38	29
Simplified-Load Version
Accumulation Unit Value	$2.936	$2.557	$2.173	$2.359	$2.223	$1.733	$1.497	$1.529	$1.343	$1.091
Number of Units Outstanding	—	—	—	—	48	62	85	175	200	165

Account C Prospectus	21

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$6.987	$5.846	$5.836	$5.832	$5.411	$4.338	$3.900	$4.184	$3.400	$2.591
Number of Units Outstanding	5	75	95	145	143	156	161	391	459	475
Simplified-Load Version
Accumulation Unit Value	$9.489	$7.987	$8.021	$8.064	$7.526	$6.071	$5.491	$5.925	$4.844	$3.713
Number of Units Outstanding	111	128	226	251	281	321	335	351	534	623
Index 400 Stock Division
Front-Load Version
Accumulation Unit Value	$5.262	$4.567	$3.819	$3.938	$3.622	$2.738	$2.342	$2.404	$1.916	$1.408
Number of Units Outstanding	12	24	26	23	23	36	23	23	53	78
Simplified-Load Version
Accumulation Unit Value	$4.705	$4.109	$3.456	$3.585	$3.317	$2.522	$2.171	$2.242	$1.797	$1.328
Number of Units Outstanding	76	104	101	150	151	187	190	328	400	378
Mid Cap Value Division
Front-Load Version
Accumulation Unit Value	$3.978	$3.581	$2.925	$2.984	$2.574	$1.989	$1.717	$1.739	$1.460	$1.192
Number of Units Outstanding	32	54	50	75	66	57	46	64	100	92
Simplified-Load Version
Accumulation Unit Value	$3.644	$3.300	$2.711	$2.782	$2.414	$1.877	$1.630	$1.661	$1.402	$1.152
Number of Units Outstanding	1	1	—	—	54	70	116	118	94	116
Small Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$5.769	$4.774	$4.281	$4.295	$3.979	$2.890	$2.657	$2.750	$2.200	$1.688
Number of Units Outstanding	6	5	5	19	19	43	41	55	71	84
Simplified-Load Version
Accumulation Unit Value	$5.158	$4.295	$3.874	$3.910	$3.644	$2.662	$2.462	$2.565	$2.063	$1.593
Number of Units Outstanding	46	67	67	68	67	83	107	151	202	228
Index 600 Stock Division
Front-Load Version
Accumulation Unit Value	$2.289	$2.040	$1.628	$1.678	$1.603	$1.147	$0.997	$0.995	$0.795	$0.639
Number of Units Outstanding	29	29	29	7	7	26	8	9	9	—
Simplified-Load Version
Accumulation Unit Value	$2.147	$1.925	$1.545	$1.602	$1.540	$1.109	$0.970	$0.973	$0.783	$0.633
Number of Units Outstanding	2	2	—	—	—	46	4	25	67	23
Small Cap Value Division
Front-Load Version
Accumulation Unit Value	$4.286	$3.864	$2.938	$3.127	$3.141	$2.399	$2.076	$2.118	$1.748	$1.373
Number of Units Outstanding	6	6	6	6	6	6	6	31	76	94
Simplified-Load Version
Accumulation Unit Value	$3.885	$3.523	$2.695	$2.886	$2.915	$2.240	$1.950	$2.002	$1.662	$1.313
Number of Units Outstanding	38	68	68	68	83	102	130	221	230	228
International Growth Division
Front-Load Version
Accumulation Unit Value	$2.174	$1.683	$1.753	$1.796	$1.893	$1.590	$1.357	$1.573	$1.360	$1.111
Number of Units Outstanding	29	29	29	—	—	—	—	74	118	130
Simplified-Load Version
Accumulation Unit Value	$1.970	$1.534	$1.608	$1.657	$1.757	$1.485	$1.275	$1.487	$1.293	$1.063
Number of Units Outstanding	—	—	—	—	—	10	40	114	537	531
Research International Core Division
Front-Load Version
Accumulation Unit Value	$1.194	$0.938	$0.954	$0.971	$1.048	$0.887	$0.765	$0.860	$0.779	$0.600
Number of Units Outstanding	67	67	67	—	—	34	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.120	$0.885	$0.906	$0.928	$1.007	$0.857	$0.744	$0.841	$0.767	$0.594
Number of Units Outstanding	—	—	—	—	—	48	95	56	64	17
International Equity Division
Front-Load Version
Accumulation Unit Value	$5.192	$4.273	$4.180	$4.302	$4.748	$3.938	$3.262	$3.652	$3.413	$2.581
Number of Units Outstanding	37	85	98	152	148	177	175	212	344	369
Simplified-Load Version
Accumulation Unit Value	$4.479	$3.708	$3.649	$3.778	$4.195	$3.500	$2.916	$3.285	$3.089	$2.350
Number of Units Outstanding	191	204	330	340	358	431	466	501	778	835

22	Account C Prospectus

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Emerging Markets Equity Division
Front-Load Version
Accumulation Unit Value	$1.154	$0.909	$0.839	$0.962	$1.033	$1.096	$0.928	$1.148	$0.932	$0.552
Number of Units Outstanding	91	91	91	—	—	27	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.083	$0.857	$0.796	$0.918	$0.992	$1.059	$0.902	$1.123	$0.917	$0.547
Number of Units Outstanding	70	70	70	36	59	131	214	330	255	56
Government Money Market Division
Front-Load Version
Accumulation Unit Value	$1.674	$1.675	$1.684	$1.695	$1.705	$1.714	$1.723	$1.731	$1.738	$1.736
Number of Units Outstanding	446	358	375	366	358	349	297	117	473	461
Simplified-Load Version
Accumulation Unit Value	$2.782	$2.800	$2.832	$2.867	$2.901	$2.935	$2.967	$3.000	$3.029	$3.044
Number of Units Outstanding	63	57	64	134	587	348	398	630	614	1,136
Short-Term Bond Division
Front-Load Version
Accumulation Unit Value	$1.180	$1.172	$1.160	$1.159	$1.163	$1.164	$1.148	$1.149	$1.116	$1.047
Number of Units Outstanding	33	33	33	—	—	53	—	36	—	—
Simplified-Load Version
Accumulation Unit Value	$1.107	$1.106	$1.102	$1.107	$1.117	$1.125	$1.116	$1.124	$1.098	$1.037
Number of Units Outstanding	137	136	136	—	—	—	1,043	1,084	314	—
Select Bond Division
Front-Load Version
Accumulation Unit Value	$3.537	$3.437	$3.357	$3.361	$3.204	$3.296	$3.161	$2.969	$2.804	$2.580
Number of Units Outstanding	67	65	65	82	75	109	56	164	164	186
Simplified-Load Version
Accumulation Unit Value	$14.253	$13.932	$13.689	$13.788	$13.225	$13.687	$13.204	$12.476	$11.852	$10.973
Number of Units Outstanding	21	23	21	40	54	88	97	120	212	202
Long-Term U.S. Government Bond Division
Front-Load Version
Accumulation Unit Value	$1.930	$1.794	$1.786	$1.825	$1.484	$1.723	$1.671	$1.305	$1.187	$1.285
Number of Units Outstanding	—	—	—	—	—	—	—	31	—	—
Simplified-Load Version
Accumulation Unit Value	$1.810	$1.693	$1.696	$1.743	$1.426	$1.665	$1.625	$1.276	$1.168	$1.272
Number of Units Outstanding	—	45	45	45	45	45	45	45	99	45
Inflation Protection Division
Front-Load Version
Accumulation Unit Value	$1.375	$1.336	$1.285	$1.322	$1.290	$1.417	$1.329	$1.195	$1.139	$1.042
Number of Units Outstanding	40	40	40	—	—	—	—	35	—	—
Simplified-Load Version
Accumulation Unit Value	$1.290	$1.261	$1.220	$1.263	$1.240	$1.370	$1.292	$1.169	$1.121	$1.032
Number of Units Outstanding	128	127	126	—	—	186	37	24	58	—
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$4.556	$4.290	$3.768	$3.845	$3.825	$3.638	$3.215	$3.094	$2.718	$1.882
Number of Units Outstanding	12	13	12	10	9	8	8	33	59	71
Simplified-Load Version
Accumulation Unit Value	$3.954	$3.745	$3.309	$3.397	$3.400	$3.253	$2.892	$2.800	$2.475	$1.723
Number of Units Outstanding	7	7	7	7	54	87	117	108	158	247
Multi-Sector Bond Division
Front-Load Version
Accumulation Unit Value	$1.752	$1.627	$1.474	$1.518	$1.479	$1.513	$1.325	$1.270	$1.129	$0.931
Number of Units Outstanding	87	87	87	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.644	$1.535	$1.400	$1.449	$1.421	$1.462	$1.288	$1.242	$1.111	$0.922
Number of Units Outstanding	—	50	50	50	50	174	101	50	128	50
Balanced Division
Front-Load Version
Accumulation Unit Value	$5.142	$4.622	$4.365	$4.398	$4.194	$3.766	$3.456	$3.406	$3.062	$2.538
Number of Units Outstanding	16	111	110	238	232	229	291	547	670	920
Simplified-Load Version
Accumulation Unit Value	$13.690	$12.378	$11.759	$11.922	$11.435	$10.331	$9.537	$9.456	$8.553	$7.131
Number of Units Outstanding	149	209	241	407	407	489	516	540	758	898

Account C Prospectus	23

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Asset Allocation Division
Front-Load Version
Accumulation Unit Value	$2.270	$1.989	$1.857	$1.878	$1.797	$1.550	$1.406	$1.416	$1.261	$0.999
Number of Units Outstanding	7	18	18	43	43	44	44	45	96	76
Simplified-Load Version
Accumulation Unit Value	$2.058	$1.814	$1.704	$1.733	$1.668	$1.448	$1.321	$1.338	$1.199	$0.955
Number of Units Outstanding	—	—	—	363	364	835	843	842	862	901

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Front-Load Version
Accumulation Unit Value	$5.168	$4.315	$3.881	$3.971	$3.769	$2.792	$2.453	$2.770	$2.168	$1.562
Number of Units Outstanding	13	14	14	14	13	33	33	70	67	77
Simplified-Load Version
Accumulation Unit Value	$4.733	$3.976	$3.597	$3.703	$3.536	$2.635	$2.329	$2.645	$2.083	$1.510
Number of Units Outstanding	57	57	59	51	80	47	61	146	162	194
VIP Contrafund® Division
Front-Load Version
Accumulation Unit Value	$2.056	$1.702	$1.590	$1.594	$1.437	$1.104	$0.957	$0.991	$0.853	$0.634
Number of Units Outstanding	40	40	40	—	—	—	—	49	—	23
Simplified-Load Version
Accumulation Unit Value	$1.929	$1.606	$1.510	$1.522	$1.380	$1.067	$0.931	$0.969	$0.839	$0.627
Number of Units Outstanding	44	44	50	18	7	30	59	326	393	318

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Front-Load Version
Accumulation Unit Value	$1.966	$1.671	$1.531	$1.548	$1.412	$1.033	$0.937	$0.973	$0.797	$0.610
Number of Units Outstanding	25	25	25	—	—	—	—	—	—	5
Simplified-Load Version
Accumulation Unit Value	$1.845	$1.577	$1.454	$1.479	$1.356	$0.998	$0.911	$0.951	$0.784	$0.604
Number of Units Outstanding	—	—	—	—	—	19	42	138	122	74

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Strategic Equity Division
Front-Load Version
Accumulation Unit Value	$2.163	$1.802	$1.639	$1.632	$1.471	$1.114	$0.969	$0.991	$0.856	$0.656
Number of Units Outstanding	—	—	—	20	20	20	648	759	931	861
Simplified-Load Version
Accumulation Unit Value	$1.934	$1.621	$1.484	$1.486	$1.347	$1.026	$0.898	$0.924	$0.803	$0.619
Number of Units Outstanding	112	112	107	114	105	105	103	374	377	362
U.S. Small Cap Equity Division
Front-Load Version
Accumulation Unit Value	$3.057	$2.665	$2.260	$2.451	$2.429	$1.746	$1.518	$1.594	$1.285	$0.984
Number of Units Outstanding	—	—	—	—	—	—	61	63	86	71
Simplified-Load Version
Accumulation Unit Value	$2.734	$2.397	$2.045	$2.231	$2.225	$1.609	$1.407	$1.487	$1.206	$0.929
Number of Units Outstanding	2	2	—	2	6	5	17	143	157	207
International Developed Markets Division
Front-Load Version
Accumulation Unit Value	$1.990	$1.603	$1.576	$1.607	$1.693	$1.398	$1.174	$1.357	$1.225	$0.975
Number of Units Outstanding	11	8	3	70	62	87	319	338	379	332
Simplified-Load Version
Accumulation Unit Value	$1.779	$1.442	$1.426	$1.463	$1.551	$1.288	$1.088	$1.265	$1.150	$0.920
Number of Units Outstanding	35	35	33	37	106	170	205	373	364	393

24	Account C Prospectus

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Russell Investment Funds (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Strategic Bond Division
Front-Load Version
Accumulation Unit Value	$2.205	$2.137	$2.086	$2.103	$2.007	$2.050	$1.904	$1.830	$1.675	$1.455
Number of Units Outstanding	42	36	31	109	101	160	500	493	594	643
Simplified-Load Version
Accumulation Unit Value	$1.972	$1.922	$1.888	$1.914	$1.838	$1.889	$1.765	$1.707	$1.571	$1.373
Number of Units Outstanding	5	5	—	85	74	166	147	199	354	205
Global Real Estate Securities Division
Front-Load Version
Accumulation Unit Value	$4.567	$4.112	$4.017	$4.033	$3.538	$3.436	$2.711	$2.936	$2.404	$1.876
Number of Units Outstanding	22	21	21	23	23	43	67	92	130	121
Simplified-Load Version
Accumulation Unit Value	$4.084	$3.699	$3.635	$3.672	$3.240	$3.165	$2.513	$2.737	$2.255	$1.771
Number of Units Outstanding	43	42	42	38	58	99	115	163	492	461

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Front-Load Version
Accumulation Unit Value	$1.545	$1.415	$1.322	$1.353	$1.299	$1.225	$1.110	$1.116	$0.997	$0.820
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.449	$1.335	$1.255	$1.293	$1.248	$1.184	$1.079	$1.091	$0.981	$0.811
Number of Units Outstanding	244	198	158	164	169	289	295	294	312	—
Balanced Strategy Division
Front-Load Version
Accumulation Unit Value	$1.544	$1.387	$1.280	$1.319	$1.269	$1.136	$1.013	$1.044	$0.921	$0.739
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.448	$1.309	$1.215	$1.260	$1.219	$1.098	$0.985	$1.021	$0.907	$0.732
Number of Units Outstanding	277	251	209	200	185	323	330	328	343	5
Growth Strategy Division
Front-Load Version
Accumulation Unit Value	$1.495	$1.301	$1.194	$1.243	$1.206	$1.041	$0.917	$0.969	$0.848	$0.664
Number of Units Outstanding	—	—	—	—	—	—	—	—	2	27
Simplified-Load Version
Accumulation Unit Value	$1.403	$1.228	$1.133	$1.187	$1.158	$1.006	$0.892	$0.948	$0.834	$0.657
Number of Units Outstanding	468	419	372	362	334	332	354	352	377	—
Equity Growth Strategy Division
Front-Load Version
Accumulation Unit Value	$1.420	$1.216	$1.104	$1.156	$1.124	$0.944	$0.822	$0.882	$0.771	$0.593
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Simplified-Load Version
Accumulation Unit Value	$1.332	$1.147	$1.048	$1.104	$1.080	$0.913	$0.799	$0.863	$0.759	$0.587
Number of Units Outstanding	512	459	409	406	377	375	394	392	420	31

Account C Prospectus	25

Accumulation Unit Values

Contracts Issued On or After January 6, 1992 (continued)

Credit Suisse Trust

	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Front-Load Version
Accumulation Unit Value	$4.804	$4.763	$4.280	$5.746	$6.963
Number of Units Outstanding	15	15	15	—	—
Simplified-Load Version
Accumulation Unit Value	$4.616	$4.604	$4.162	$5.621	$6.852
Number of Units Outstanding	5	5	5	—	—

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 0.95%.

26	Account C Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992

Northwestern Mutual Series Fund, Inc.

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Growth Stock Division
Accumulation Unit Value	$73.552	$59.190	$57.764	$54.488	$49.978	$36.785	$32.570	$32.998	$29.366	$21.409
Number of Units Outstanding	4	4	6	6	6	6	7	7	8	235
Focused Appreciation Division
Accumulation Unit Value	$53.438	$39.992	$37.773	$33.238	$30.373	$23.544	$19.597	$20.870	$19.089	$13.398
Number of Units Outstanding	2	2	2	3	3	10	9	8	7	5
Large Cap Core Stock Division
Accumulation Unit Value	$53.074	$42.504	$39.512	$40.760	$37.544	$29.198	$26.157	$26.477	$23.450	$18.131
Number of Units Outstanding	—	—	—	—	1	1	2	2	7	248
Large Cap Blend Division
Accumulation Unit Value	$17.856	$15.002	$13.161	$13.487	$11.980	$9.155	$7.947	$8.134	$7.117	$5.586
Number of Units Outstanding	—	—	—	2	2	2	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$142.286	$117.092	$104.795	$103.583	$91.297	$69.136	$59.726	$58.584	$50.989	$40.341
Number of Units Outstanding	6	6	15	15	21	23	24	25	31	715
Large Company Value Division
Accumulation Unit Value	$17.086	$15.379	$13.332	$13.865	$12.267	$9.343	$8.022	$7.904	$7.124	$5.902
Number of Units Outstanding	—	—	—	1	1	1	—	—	—	—
Domestic Equity Division
Accumulation Unit Value	$29.996	$26.364	$22.930	$22.951	$20.155	$15.038	$13.151	$13.033	$11.371	$8.779
Number of Units Outstanding	—	—	—	1	1	2	2	2	2	4
Equity Income Division
Accumulation Unit Value	$35.257	$30.330	$25.452	$27.292	$25.404	$19.551	$16.677	$16.832	$14.595	$11.715
Number of Units Outstanding	—	—	1	1	1	2	8	8	8	9
Mid Cap Growth Stock Division
Accumulation Unit Value	$125.442	$104.283	$103.425	$102.694	$94.655	$75.403	$67.344	$71.779	$57.953	$43.872
Number of Units Outstanding	—	—	11	11	14	16	16	17	19	527
Index 400 Stock Division
Accumulation Unit Value	$59.411	$51.235	$42.561	$43.599	$39.847	$29.923	$25.435	$25.935	$20.536	$14.989
Number of Units Outstanding	1	1	1	1	3	4	4	4	1	685
Mid Cap Value Division
Accumulation Unit Value	$43.762	$39.140	$31.762	$32.189	$27.585	$21.180	$18.169	$18.280	$15.242	$12.368
Number of Units Outstanding	1	1	1	3	3	3	4	3	3	3
Small Cap Growth Stock Division
Accumulation Unit Value	$65.130	$53.557	$47.713	$47.562	$43.773	$31.583	$28.848	$29.672	$23.577	$17.974
Number of Units Outstanding	1	1	1	2	2	2	3	3	6	454
Index 600 Stock Division
Accumulation Unit Value	$24.533	$21.724	$17.225	$17.639	$16.745	$11.904	$10.280	$10.188	$8.092	$6.465
Number of Units Outstanding	2	2	2	2	2	1	—	—	—	—
Small Cap Value Division
Accumulation Unit Value	$47.691	$42.714	$32.263	$34.122	$34.047	$25.840	$22.213	$22.520	$18.467	$14.406
Number of Units Outstanding	1	1	2	2	3	5	6	6	4	6
International Growth Division
Accumulation Unit Value	$24.188	$18.602	$19.258	$19.596	$20.524	$17.131	$14.519	$16.721	$14.362	$11.661
Number of Units Outstanding	7	7	7	5	5	5	10	10	11	12
Research International Core Division
Accumulation Unit Value	$12.803	$9.986	$10.099	$10.212	$10.947	$9.206	$7.884	$8.807	$7.931	$6.062
Number of Units Outstanding	1	1	1	3	3	3	1	—	—	—
International Equity Division
Accumulation Unit Value	$6.094	$4.983	$4.843	$4.953	$5.431	$4.475	$3.682	$4.096	$3.804	$2.858
Number of Units Outstanding	3	2	3	12	45	71	120	119	109	8,133
Emerging Markets Equity Division
Accumulation Unit Value	$12.370	$9.676	$8.872	$10.110	$10.784	$11.370	$9.568	$11.763	$9.480	$5.585
Number of Units Outstanding	1	1	1	4	4	5	4	3	3	7
Government Money Market Division
Accumulation Unit Value	$41.875	$41.626	$41.573	$41.569	$41.539	$41.498	$41.438	$41.380	$41.259	$40.948
Number of Units Outstanding	—	—	—	—	—	—	—	—	3	3
Short-Term Bond Division
Accumulation Unit Value	$12.647	$12.481	$12.276	$12.188	$12.142	$12.076	$11.832	$11.767	$11.354	$10.589
Number of Units Outstanding	6	6	5	2	2	2	—	—	—	—
Select Bond Division
Accumulation Unit Value	$226.897	$219.048	$212.550	$211.428	$200.286	$204.702	$195.022	$181.992	$170.745	$156.117
Number of Units Outstanding	1	1	1	1	2	3	4	4	2	40

Account C Prospectus	27

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Long-Term U.S. Government Bond Division
Accumulation Unit Value	$20.686	$19.104	$18.899	$19.181	$15.502	$17.875	$17.229	$13.364	$12.081	$12.988
Number of Units Outstanding	—	—	—	1	1	4	3	3	3	3
Inflation Protection Division
Accumulation Unit Value	$14.739	$14.230	$13.593	$13.899	$13.477	$14.702	$13.695	$12.236	$11.587	$10.535
Number of Units Outstanding	5	5	4	2	2	4	8	9	8	17
High Yield Bond Division
Accumulation Unit Value	$53.129	$49.708	$43.377	$43.976	$43.465	$41.068	$36.060	$34.476	$30.095	$20.699
Number of Units Outstanding	—	—	—	1	2	2	2	3	2	86
Multi-Sector Bond Division
Accumulation Unit Value	$18.780	$17.328	$15.598	$15.952	$15.450	$15.698	$13.657	$13.009	$11.493	$9.415
Number of Units Outstanding	1	1	—	2	2	2	6	6	6	9
Balanced Division
Accumulation Unit Value	$216.761	$193.564	$181.609	$181.830	$172.249	$153.678	$140.097	$137.200	$122.549	$100.918
Number of Units Outstanding	33	35	36	36	37	38	41	42	47	183
Asset Allocation Division
Accumulation Unit Value	$25.260	$21.989	$20.400	$20.487	$19.484	$16.700	$15.043	$15.054	$13.322	$10.482
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

Fidelity® Variable Insurance Products
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VIP Mid Cap Division
Accumulation Unit Value	$56.847	$47.162	$42.138	$42.835	$40.399	$29.734	$25.954	$29.113	$22.644	$16.203
Number of Units Outstanding	1	1	1	2	2	2	4	5	5	7
VIP Contrafund® Division
Accumulation Unit Value	$22.037	$18.125	$16.824	$16.754	$15.006	$11.459	$9.866	$10.149	$8.680	$6.407
Number of Units Outstanding	4	4	4	6	6	6	15	13	14	18

Neuberger Berman Advisers Management Trust
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Socially Responsive Division
Accumulation Unit Value	$21.077	$17.797	$16.200	$16.275	$14.744	$10.715	$9.655	$9.962	$8.109	$6.170
Number of Units Outstanding	—	—	1	1	1	1	1	—	—	—
U.S. Strategic Equity Division
Accumulation Unit Value	$24.418	$20.214	$18.271	$18.072	$16.179	$12.172	$10.521	$10.687	$9.176	$6.983
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

Russell Investment Funds
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
U.S. Small Cap Equity Division
Accumulation Unit Value	$34.518	$29.891	$25.191	$27.141	$26.725	$19.089	$16.479	$17.202	$13.775	$10.484
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

28	Account C Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992 (continued)

Neuberger Berman Advisers Management Trust

	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
International Developed Markets Division
Accumulation Unit Value	$22.466	$17.977	$17.562	$17.796	$18.625	$15.277	$12.751	$14.636	$13.136	$10.385
Number of Units Outstanding	—	—	—	1	1	2	1	1	1	3
Strategic Bond Division
Accumulation Unit Value	$24.896	$23.970	$23.249	$23.282	$22.078	$22.403	$20.671	$19.747	$17.948	$15.498
Number of Units Outstanding	3	3	3	1	1	2	7	8	8	7
Global Real Estate Securities Division
Accumulation Unit Value	$51.568	$46.124	$44.772	$44.661	$38.921	$37.551	$29.439	$31.671	$25.766	$19.982
Number of Units Outstanding	1	1	1	4	5	5	6	6	5	476

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Moderate Strategy Division
Accumulation Unit Value	$16.557	$15.068	$13.984	$14.227	$13.569	$12.706	$11.440	$11.426	$10.145	$8.286
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Balanced Strategy Division
Accumulation Unit Value	$16.546	$14.773	$13.547	$13.866	$13.255	$11.790	$10.438	$10.694	$9.376	$7.471
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Growth Strategy Division
Accumulation Unit Value	$16.029	$13.860	$12.632	$13.064	$12.592	$10.803	$9.458	$9.928	$8.628	$6.710
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—
Equity Growth Strategy Division
Accumulation Unit Value	$15.219	$12.946	$11.679	$12.150	$11.741	$9.799	$8.471	$9.033	$7.849	$5.999
Number of Units Outstanding	—	—	—	—	—	—	—	—	—	—

Credit Suisse Trust
	December 31,
	2017	2016	2015	2014	2013
Credit Suisse Trust Commodity Return Strategy Division(a),(b)
Accumulation Unit Value	$5.017	$4.942	$4.412	$5.885	$7.085
Number of Units Outstanding	—	—	1	3	3

(a)	The initial investment was made on November 15, 2013.

(b)	For some of the period shown Northwestern Mutual reimbursed the Division to the extent the net operating expenses of the Credit Suisse Trust Commodity. Return Strategy Portfolio exceeded 095%.

Account C Prospectus	29

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

GROUP COMBINATION ANNUITY

A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Life, Annuity and Product Solutions Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 888-455-2232, or visiting the website www.northwesternmutual.com.

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DISTRIBUTION OF THE CONTRACTS

Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2017	$24,988
2016	$27,068
2015	$30,315

NMIS also provides certain services related to the administration of a certain income plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Income Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table A Mortality Table with Projection Scale G and an age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the mortality rate tables.

If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

(1)	Value of Annuitant’s retirement benefit allocated to Balanced	$50,000

(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00

(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00

(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of income plan.	$1.500000

(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67

The $50,000 value on the effective date of the income plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of NML Variable Annuity Account C as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2017

NML Variable Annuity Account C

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and Contract Owners of NML Variable Annuity Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Government Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, U.S. Strategic Equity Division, U.S. Small Cap Equity Division, International Developed Markets Division, Strategic Bond Division, Global Real Estate Securities Division, LifePoints Moderate Strategy Division, LifePoints Balanced Strategy Division, LifePoints Growth Strategy Division, LifePoints Equity Growth Strategy Division and Credit Suisse Trust Commodity Return Strategy Division (constituting the NML Variable Annuity Account C, hereafter collectively referred to as the “Divisions”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Divisions in the NML Variable Annuity Account C as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the Divisions in the NML Variable Annuity Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Divisions in the NML Variable Annuity Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2018

We have served as the auditor of one or more of the Divisions in NML Variable Annuity Account C since 1971.

F-1

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$893	$2,222	$462	$517	$7,929
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	893	2,222	462	517	7,929

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$893	$2,222	$462	$517	$7,929

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$321	$106	$-	$7	$794
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	121	215	51	3	293
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	159	139	147	-	2,012
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	292	1,762	264	507	4,817
Annuity Reserves	-	-	-	-	13

Total Net Assets	$893	$2,222	$462	$517	$7,929

(1) Investments, at cost	$780	$1,931	$385	$453	$6,041
Mutual Fund Shares Held	295	820	236	429	1,609
(2) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	4	2	-	-	6
(3) Accumulation Unit Value	$6.306618	$4.858021	$4.550728	$1.665860	$8.862360
Units Outstanding	19	44	11	2	33
(4) Accumulation Unit Value	$5.473249	$4.449605	$3.949354	$1.562708	$9.936814
Units Outstanding	29	31	37	-	202
(5) Accumulation Unit Value	$2.055452	$5.076121	$1.865558	$1.719920	$2.387940
Units Outstanding	142	347	141	295	2,017

The Accompanying Notes are an Integral Part of the Financial Statements.

F-2

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$429	$2,059	$1,980	$1,412	$2,043
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	429	2,059	1,980	1,412	2,043

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$429	$2,059	$1,980	$1,412	$2,043

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$15	$4	$4	$47
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	257	-	32	61
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	350	-	1,057	356
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	419	1,437	1,976	319	1,574
Annuity Reserves	10	-	-	-	5

Total Net Assets	$429	$2,059	$1,980	$1,412	$2,043

(1) Investments, at cost	$404	$1,684	$1,727	$1,294	$1,787
Mutual Fund Shares Held	404	1,228	1,062	408	968
(2) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	-	-	-	-	1
(3) Accumulation Unit Value	$1.594049	$2.696036	$3.205241	$6.987036	$5.262129
Units Outstanding	-	95	-	5	12
(4) Accumulation Unit Value	$1.495275	$2.443559	$2.935634	$9.488995	$4.705431
Units Outstanding	-	143	-	111	76
(5) Accumulation Unit Value	$1.645847	$2.831891	$3.349027	$1.784051	$4.511315
Units Outstanding	255	507	590	179	349

The Accompanying Notes are an Integral Part of the Financial Statements.

F-3

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$1,004	$945	$1,083	$1,378	$1,285
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	1,004	945	1,083	1,378	1,285

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,004	$945	$1,083	$1,378	$1,285

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$50	$44	$50	$69	$169
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	128	35	66	27	63
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	3	240	5	148	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	818	626	957	1,134	1,047
Annuity Reserves	5	-	5	-	6

Total Net Assets	$1,004	$945	$1,083	$1,378	$1,285

(1) Investments, at cost	$909	$751	$924	$1,201	$1,078
Mutual Fund Shares Held	548	328	747	544	807
(2) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	1	1	2	1	7
(3) Accumulation Unit Value	$3.978301	$5.768564	$2.288804	$4.286474	$2.173917
Units Outstanding	32	6	29	6	29
(4) Accumulation Unit Value	$3.643868	$5.158190	$2.146980	$3.885050	$1.970410
Units Outstanding	1	46	2	38	-
(5) Accumulation Unit Value	$4.156918	$2.720661	$2.363154	$4.502330	$2.283495
Units Outstanding	197	230	405	252	458

The Accompanying Notes are an Integral Part of the Financial Statements.

F-4

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Govt Money Market Division	Short-Term Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$1,269	$4,449	$2,079	$1,630	$1,119
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	1,269	4,449	2,079	1,630	1,119

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,269	$4,449	$2,079	$1,630	$1,119

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$9	$16	$9	$-	$75
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	80	194	105	747	39
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	-	855	76	175	152
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	1,174	3,379	1,880	708	851
Annuity Reserves	6	5	9	-	2

Total Net Assets	$1,269	$4,449	$2,079	$1,630	$1,119

(1) Investments, at cost	$1,100	$4,089	$1,760	$1,630	$1,121
Mutual Fund Shares Held	1,222	2,323	1,881	1,630	1,084
(2) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	1	3	1	-	6
(3) Accumulation Unit Value	$1.194380	$5.191724	$1.154063	$1.674281	$1.179695
Units Outstanding	67	37	91	446	33
(4) Accumulation Unit Value	$1.120355	$4.478637	$1.082576	$2.782118	$1.106873
Units Outstanding	-	191	70	63	137
(5) Accumulation Unit Value	$1.233245	$2.263791	$1.191540	$1.258833	$1.218389
Units Outstanding	953	1,492	1,579	562	700

The Accompanying Notes are an Integral Part of the Financial Statements.

F-5

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$5,552	$377	$1,267	$1,756	$2,122
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	5,552	377	1,267	1,756	2,122

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$5,552	$377	$1,267	$1,756	$2,122

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$196	$4	$77	$2	$19
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	238	-	55	55	152
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	295	-	165	27	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	4,793	373	965	1,670	1,939
Annuity Reserves	30	-	5	2	12

Total Net Assets	$5,552	$377	$1,267	$1,756	$2,122

(1) Investments, at cost	$5,596	$379	$1,253	$1,727	$2,084
Mutual Fund Shares Held	4,417	350	1,138	2,354	1,940
(2) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	1	-	5	-	1
(3) Accumulation Unit Value	$3.537066	$1.929940	$1.375104	$4.555718	$1.752117
Units Outstanding	67	-	40	12	87
(4) Accumulation Unit Value	$14.253146	$1.810437	$1.289916	$3.953743	$1.643634
Units Outstanding	21	-	128	7	-
(5) Accumulation Unit Value	$2.329757	$1.992613	$1.419776	$3.099311	$1.809045
Units Outstanding	2,057	188	681	539	1,071

The Accompanying Notes are an Integral Part of the Financial Statements.

F-6

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$11,453	$442	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	2,227	2,494	-
Neuberger Berman Advisers Management Trust	-	-	-	-	654
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	1	-

Total Assets	11,453	442	2,227	2,495	654

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$11,453	$442	$2,227	$2,495	$654

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$7,256	$-	$75	$98	$10
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	82	16	66	82	49
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	2,039	-	269	85	-
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	1,994	421	1,817	2,219	592
Annuity Reserves	82	5	-	11	3

Total Net Assets	$11,453	$442	$2,227	$2,495	$654

(1) Investments, at cost	$10,534	$428	$1,919	$2,081	$569
Mutual Fund Shares Held	7,765	366	59	67	26
(2) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	33	-	1	4	-
(3) Accumulation Unit Value	$5.142268	$2.270268	$5.167887	$2.055952	$1.966442
Units Outstanding	16	7	13	40	25
(4) Accumulation Unit Value	$13.690137	$2.057749	$4.733325	$1.928613	$1.844614
Units Outstanding	149	-	57	44	-
(5) Accumulation Unit Value	$2.122194	$2.384747	$5.399821	$2.122752	$2.030266
Units Outstanding	940	176	336	1,045	292

The Accompanying Notes are an Integral Part of the Financial Statements.

F-7

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Core Bond Division	Global Real Estate Securities Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	629	120	677	2,203	2,483
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	629	120	677	2,203	2,483

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$629	$120	$677	$2,203	$2,483

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$83	$54
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	-	22	93	100
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	217	5	63	10	174
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	412	115	592	2,012	2,155
Annuity Reserves	-	-	-	5	-

Total Net Assets	$629	$120	$677	$2,203	$2,483

(1) Investments, at cost	$559	$111	$604	$2,237	$2,526
Mutual Fund Shares Held	34	7	52	212	168
(2) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	-	-	-	3	1
(3) Accumulation Unit Value	$2.162735	$3.057272	$1.989808	$2.205101	$4.567413
Units Outstanding	-	-	11	42	22
(4) Accumulation Unit Value	$1.933892	$2.733797	$1.779331	$1.971861	$4.084164
Units Outstanding	112	2	35	5	43
(5) Accumulation Unit Value	$2.231938	$2.830588	$1.768232	$2.277797	$4.674653
Units Outstanding	185	41	334	883	461

The Accompanying Notes are an Integral Part of the Financial Statements.

F-8

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	1,040	1,884	1,202	691	-
Credit Suisse Trust	-	-	-	-	973
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Assets	1,040	1,884	1,202	691	973

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,040	$1,884	$1,202	$691	$973

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981 or On or After May 1, 1984 and Prior to January 6, 1992
Accumulation Units (2)	$-	$-	$-	$-	$1
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Front Load Version
Accumulation Units (3)	-	-	-	-	72
Annuity Reserves	-	-	-	-	-
On or After January 6, 1992 - Simplified Load Version
Accumulation Units (4)	353	401	657	682	25
Annuity Reserves	-	-	-	-	-
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (5)	687	1,483	545	9	875
Annuity Reserves	-	-	-	-	-

Total Net Assets	$1,040	$1,884	$1,202	$691	$973

(1) Investments, at cost	$1,001	$1,822	$1,006	$539	$1,147
Mutual Fund Shares Held	101	185	115	69	242
(2) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	-	-	-	-	-
(3) Accumulation Unit Value	$1.544750	$1.543659	$1.495444	$1.419809	$4.804422
Units Outstanding	-	-	-	-	15
(4) Accumulation Unit Value	$1.449028	$1.448010	$1.402805	$1.331848	$4.616153
Units Outstanding	244	277	468	512	5
(5) Accumulation Unit Value	$1.594878	$1.593814	$1.544057	$1.465982	$4.901414
Units Outstanding	431	930	353	6	179

The Accompanying Notes are an Integral Part of the Financial Statements.

F-9

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$7	$16	$7	$4	$130
Expenses:
Mortality and expense risk charges	5	9	3	2	43

Total expenses	5	9	3	2	43

Net investment income (loss)	2	7	4	2	87

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	149	65	60	14	502
Realized gain distribution	37	41	-	23	77

Realized gains (losses)	186	106	60	37	579

Change in unrealized appreciation/(depreciation) of investments during the period	52	490	54	46	775

Net increase (decrease) in net assets resulting from operations	$240	$603	$118	$85	$1,441

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$9	$31	$42	$3	$21
Expenses:
Mortality and expense risk charges	1	10	6	16	11

Net investment income (loss)	8	21	36	(13)	10

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	15	60	70	30	86
Realized gain distribution	17	46	88	-	114

Realized gains (losses)	32	106	158	30	200

Change in unrealized appreciation/(depreciation) of investments during the period	2	115	81	266	72

Net increase (decrease) in net assets resulting from operations	$42	$242	$275	$283	$282

The Accompanying Notes are an Integral Part of the Financial Statements.

F-10

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$14	$1	$19	$11	$15
Expenses:
Mortality and expense risk charges	4	6	4	7	4

Total expenses	4	6	4	7	4

Net investment income (loss)	10	(5)	15	4	11

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	40	77	2	98	25
Realized gain distribution	33	10	35	73	-

Realized gains (losses)	73	87	37	171	25

Change in unrealized appreciation/(depreciation) of investments during the period	22	90	68	(30)	250

Net increase (decrease) in net assets resulting from operations	$105	$172	$120	$145	$286

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Govt Money Market Division	Short-Term Bond Division

Income:
Dividend income	$19	$99	$18	$9	$14
Expenses:
Mortality and expense risk charges	4	23	8	9	5

Net investment income (loss)	15	76	10	-	9

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	14	40	18	-	1
Realized gain distribution	-	-	-	-	-

Realized gains (losses)	14	40	18	-	1

Change in unrealized appreciation/(depreciation) of investments during the period	240	709	409	-	(1)

Net increase (decrease) in net assets resulting from operations	$269	$825	$437	$-	$9

The Accompanying Notes are an Integral Part of the Financial Statements.

F-11

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$113	$8	$8	$94	$80
Expenses:
Mortality and expense risk charges	22	2	6	6	8

Total expenses	22	2	6	6	8

Net investment income (loss)	91	6	2	88	72

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(20)	2	(8)	-	(11)
Realized gain distribution	73	17	3	-	-

Realized gains (losses)	53	19	(5)	-	(11)

Change in unrealized appreciation/(depreciation) of investments during the period	22	5	40	16	98

Net increase (decrease) in net assets resulting from operations	$166	$30	$37	$104	$159

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$244	$9	$10	$18	$3
Expenses:
Mortality and expense risk charges	35	2	9	9	2

Net investment income (loss)	209	7	1	9	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(45)	48	26	66	22
Realized gain distribution	408	18	92	122	23

Realized gains (losses)	363	66	118	188	45

Change in unrealized appreciation/(depreciation) of investments during the period	693	(6)	254	237	54

Net increase (decrease) in net assets resulting from operations	$1,265	$67	$373	$434	$100

The Accompanying Notes are an Integral Part of the Financial Statements.

F-12

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division

Income:
Dividend income	$6	$-	$16	$28	$86
Expenses:
Mortality and expense risk charges	4	-	3	7	10

Total expenses	4	-	3	7	10

Net investment income (loss)	2	-	13	21	76

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13	-	28	(7)	1
Realized gain distribution	58	8	22	-	45

Realized gains (losses)	71	8	50	(7)	46

Change in unrealized appreciation/(depreciation) of investments during the period	37	8	66	58	126

Net increase (decrease) in net assets resulting from operations	$110	$16	$129	$72	$248

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$22	$43	$35	$21	$81
Expenses:
Mortality and expense risk charges	6	10	9	8	4

Net investment income (loss)	16	33	26	13	77

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(9)	21	12	3	(66)
Realized gain distribution	8	84	23	12	-

Realized gains (losses)	(1)	105	35	15	(66)

Change in unrealized appreciation/(depreciation) of investments during the period	65	58	88	63	(3)

Net increase (decrease) in net assets resulting from operations	$80	$196	$149	$91	$8

The Accompanying Notes are an Integral Part of the Financial Statements.

F-13

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2	$3	$7	$(4)
Net realized gains (losses)	186	256	106	540
Net change in unrealized appreciation/(depreciation)	52	(228)	490	(442)

Net increase (decrease) in net assets resulting from operations	240	31	603	94

Contract Transactions:
Contract owners’ net payments	81	31	36	59
Annuity payments	-	-	-	-
Surrenders and other (net)	(653)	(121)	(65)	(34)
Transfers from other divisions or sponsor	326	254	2,678	2,627
Transfers to other divisions or sponsor	(420)	(458)	(2,903)	(2,673)

Net increase (decrease) in net assets resulting from contract transactions	(666)	(294)	(254)	(21)

Net increase (decrease) in net assets	(426)	(263)	349	73

Net Assets:
Beginning of period	1,319	1,582	1,873	1,800

End of period	$893	$1,319	$2,222	$1,873

Units issued during the period	266	168	600	726
Units redeemed during the period	(354)	(214)	(656)	(729)

Net units issued (redeemed) during period	(88)	(46)	(56)	(3)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$4	$5	$2	$3
Net realized gains (losses)	60	140	37	42
Net change in unrealized appreciation/(depreciation)	54	(88)	46	10

Net increase (decrease) in net assets resulting from operations	118	57	85	55

Contract Transactions:
Contract owners’ net payments	21	59	7	9
Annuity payments	-	-	-	-
Surrenders and other (net)	(265)	(66)	(70)	(17)
Transfers from other divisions or sponsor	446	294	897	731
Transfers to other divisions or sponsor	(452)	(778)	(863)	(737)

Net increase (decrease) in net assets resulting from contract transactions	(250)	(491)	(29)	(14)

Net increase (decrease) in net assets	(132)	(434)	56	41

Net Assets:
Beginning of period	594	1,028	461	420

End of period	$462	$594	$517	$461

Units issued during the period	304	239	592	549
Units redeemed during the period	(358)	(388)	(611)	(559)

Net units issued (redeemed) during period	(54)	(149)	(19)	(10)

The Accompanying Notes are an Integral Part of the Financial Statements.

F-14

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$87	$83	$8	$5
Net realized gains (losses)	579	1,064	32	41
Net change in unrealized appreciation/(depreciation)	775	(383)	2	3

Net increase (decrease) in net assets resulting from operations	1,441	764	42	49

Contract Transactions:
Contract owners’ net payments	423	518	18	24
Annuity payments	(1)	-	(1)	-
Surrenders and other (net)	(1,050)	(1,647)	(2)	9
Transfers from other divisions or sponsor	6,808	5,199	441	448
Transfers to other divisions or sponsor	(6,864)	(5,037)	(454)	(456)

Net increase (decrease) in net assets resulting from contract transactions	(684)	(967)	2	25

Net increase (decrease) in net assets	757	(203)	44	74

Net Assets:
Beginning of period	7,172	7,375	385	311

End of period	$7,929	$7,172	$429	$385

Units issued during the period	3,308	3,095	295	357
Units redeemed during the period	(3,327)	(2,932)	(293)	(345)

Net units issued (redeemed) during period	(19)	163	2	12

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$21	$18	$36	$28
Net realized gains (losses)	106	256	158	131
Net change in unrealized appreciation/(depreciation)	115	(88)	81	131

Net increase (decrease) in net assets resulting from operations	242	186	275	290

Contract Transactions:
Contract owners’ net payments	35	129	113	56
Annuity payments	-	-	-	-
Surrenders and other (net)	(102)	(71)	(87)	(30)
Transfers from other divisions or sponsor	3,495	2,274	3,032	2,994
Transfers to other divisions or sponsor	(3,425)	(1,932)	(3,182)	(3,087)

Net increase (decrease) in net assets resulting from contract transactions	3	400	(124)	(67)

Net increase (decrease) in net assets	245	586	151	223

Net Assets:
Beginning of period	1,814	1,228	1,829	1,606

End of period	$2,059	$1,814	$1,980	$1,829

Units issued during the period	1,334	1,588	1,022	1,178
Units redeemed during the period	(1,334)	(1,428)	(1,064)	(1,200)

Net units issued (redeemed) during period	-	160	(42)	(22)

The Accompanying Notes are an Integral Part of the Financial Statements.

F-15

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(13)	$(16)	$10	$9
Net realized gains (losses)	30	604	200	148
Net change in unrealized appreciation/(depreciation)	266	(555)	72	134

Net increase (decrease) in net assets resulting from operations	283	33	282	291

Contract Transactions:
Contract owners’ net payments	84	89	78	135
Annuity payments	-	-	-	-
Surrenders and other (net)	(651)	(1,952)	(226)	(69)
Transfers from other divisions or sponsor	582	540	2,258	1,767
Transfers to other divisions or sponsor	(610)	(735)	(2,188)	(1,640)

Net increase (decrease) in net assets resulting from contract transactions	(595)	(2,058)	(78)	193

Net increase (decrease) in net assets	(312)	(2,025)	204	484

Net Assets:
Beginning of period	1,724	3,749	1,839	1,355

End of period	$1,412	$1,724	$2,043	$1,839

Units issued during the period	409	415	569	549
Units redeemed during the period	(490)	(535)	(582)	(496)

Net units issued (redeemed) during period	(81)	(120)	(13)	53

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$10	$12	$(5)	$(3)
Net realized gains (losses)	73	101	87	76
Net change in unrealized appreciation/(depreciation)	22	69	90	4

Net increase (decrease) in net assets resulting from operations	105	182	172	77

Contract Transactions:
Contract owners’ net payments	35	139	53	18
Annuity payments	-	-	-	-
Surrenders and other (net)	(134)	(25)	(121)	(6)
Transfers from other divisions or sponsor	1,531	1,314	762	627
Transfers to other divisions or sponsor	(1,544)	(1,393)	(734)	(543)

Net increase (decrease) in net assets resulting from contract transactions	(112)	35	(40)	96

Net increase (decrease) in net assets	(7)	217	132	173

Net Assets:
Beginning of period	1,011	794	813	640

End of period	$1,004	$1,011	$945	$813

Units issued during the period	415	453	324	311
Units redeemed during the period	(446)	(443)	(320)	(269)

Net units issued (redeemed) during period	(31)	10	4	42

The Accompanying Notes are an Integral Part of the Financial Statements.

F-16

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$15	$2	$4	$5
Net realized gains (losses)	37	36	171	205
Net change in unrealized appreciation/(depreciation)	68	140	(30)	128

Net increase (decrease) in net assets resulting from operations	120	178	145	338

Contract Transactions:
Contract owners’ net payments	53	147	48	75
Annuity payments	-	-	-	-
Surrenders and other (net)	(18)	(10)	(176)	(27)
Transfers from other divisions or sponsor	1,385	909	2,148	1,999
Transfers to other divisions or sponsor	(1,348)	(888)	(2,183)	(2,125)

Net increase (decrease) in net assets resulting from contract transactions	72	158	(163)	(78)

Net increase (decrease) in net assets	192	336	(18)	260

Net Assets:
Beginning of period	891	555	1,396	1,136

End of period	$1,083	$891	$1,378	$1,396

Units issued during the period	662	604	533	616
Units redeemed during the period	(627)	(519)	(576)	(639)

Net units issued (redeemed) during period	35	85	(43)	(23)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$11	$7	$15	$13
Net realized gains (losses)	25	8	14	16
Net change in unrealized appreciation/(depreciation)	250	(52)	240	(43)

Net increase (decrease) in net assets resulting from operations	286	(37)	269	(14)

Contract Transactions:
Contract owners’ net payments	92	117	45	104
Annuity payments	-	-	-	-
Surrenders and other (net)	(21)	(18)	(18)	(39)
Transfers from other divisions or sponsor	2,111	1,796	1,998	1,734
Transfers to other divisions or sponsor	(2,090)	(1,787)	(1,955)	(1,762)

Net increase (decrease) in net assets resulting from contract transactions	92	108	70	37

Net increase (decrease) in net assets	378	71	339	23

Net Assets:
Beginning of period	907	836	930	907

End of period	$1,285	$907	$1,269	$930

Units issued during the period	1,064	1,091	1,842	1,998
Units redeemed during the period	(1,017)	(1,037)	(1,777)	(1,960)

Net units issued (redeemed) during period	47	54	65	38

The Accompanying Notes are an Integral Part of the Financial Statements.

F-17

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$76	$60	$10	$5
Net realized gains (losses)	40	28	18	(8)
Net change in unrealized appreciation/(depreciation)	709	(4)	409	131

Net increase (decrease) in net assets resulting from operations	825	84	437	128

Contract Transactions:
Contract owners’ net payments	244	227	111	203
Annuity payments	-	-	-	-
Surrenders and other (net)	(495)	(612)	(53)	(44)
Transfers from other divisions or sponsor	6,135	5,360	3,532	2,814
Transfers to other divisions or sponsor	(6,146)	(5,276)	(3,462)	(2,857)

Net increase (decrease) in net assets resulting from contract transactions	(262)	(301)	128	116

Net increase (decrease) in net assets	563	(217)	565	244

Net Assets:
Beginning of period	3,886	4,103	1,514	1,270

End of period	$4,449	$3,886	$2,079	$1,514

Units issued during the period	3,085	3,187	3,343	3,472
Units redeemed during the period	(3,132)	(3,215)	(3,217)	(3,333)

Net units issued (redeemed) during period	(47)	(28)	126	139

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$-	$(7)	$9	$6
Net realized gains (losses)	-	-	1	2
Net change in unrealized appreciation/(depreciation)	-	-	(1)	2

Net increase (decrease) in net assets resulting from operations	-	(7)	9	10

Contract Transactions:
Contract owners’ net payments	204	96	78	107
Annuity payments	-	-	-	-
Surrenders and other (net)	(949)	(1,220)	(68)	(175)
Transfers from other divisions or sponsor	2,404	2,441	1,933	2,003
Transfers to other divisions or sponsor	(1,603)	(1,407)	(1,903)	(1,926)

Net increase (decrease) in net assets resulting from contract transactions	56	(90)	40	9

Net increase (decrease) in net assets	56	(97)	49	19

Net Assets:
Beginning of period	1,574	1,671	1,070	1,051

End of period	$1,630	$1,574	$1,119	$1,070

Units issued during the period	1,750	1,619	1,657	1,776
Units redeemed during the period	(1,742)	(1,678)	(1,623)	(1,783)

Net units issued (redeemed) during period	8	(59)	34	(7)

The Accompanying Notes are an Integral Part of the Financial Statements.

F-18

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$91	$80	$6	$5
Net realized gains (losses)	53	26	19	9
Net change in unrealized appreciation/(depreciation)	22	20	5	(12)

Net increase (decrease) in net assets resulting from operations	166	126	30	2

Contract Transactions:
Contract owners’ net payments	303	388	67	13
Annuity payments	(1)	-	-	-
Surrenders and other (net)	(262)	(255)	(124)	(10)
Transfers from other divisions or sponsor	9,701	9,643	776	739
Transfers to other divisions or sponsor	(9,495)	(9,584)	(744)	(732)

Net increase (decrease) in net assets resulting from contract transactions	246	192	(25)	10

Net increase (decrease) in net assets	412	318	5	12

Net Assets:
Beginning of period	5,140	4,822	372	360

End of period	$5,552	$5,140	$377	$372

Units issued during the period	4,358	4,426	475	384
Units redeemed during the period	(4,245)	(4,373)	(491)	(378)

Net units issued (redeemed) during period	113	53	(16)	6

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2	$8	$88	$73
Net realized gains (losses)	(5)	(15)	-	(11)
Net change in unrealized appreciation/(depreciation)	40	48	16	135

Net increase (decrease) in net assets resulting from operations	37	41	104	197

Contract Transactions:
Contract owners’ net payments	82	81	136	166
Annuity payments	-	-	-	-
Surrenders and other (net)	(38)	(51)	(62)	(53)
Transfers from other divisions or sponsor	1,699	1,841	2,622	2,689
Transfers to other divisions or sponsor	(1,666)	(1,805)	(2,594)	(2,760)

Net increase (decrease) in net assets resulting from contract transactions	77	66	102	42

Net increase (decrease) in net assets	114	107	206	239

Net Assets:
Beginning of period	1,153	1,046	1,550	1,311

End of period	$1,267	$1,153	$1,756	$1,550

Units issued during the period	1,276	1,438	917	1,063
Units redeemed during the period	(1,221)	(1,403)	(883)	(1,044)

Net units issued (redeemed) during period	55	35	34	19

The Accompanying Notes are an Integral Part of the Financial Statements.

F-19

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$72	$76	$209	$226
Net realized gains (losses)	(11)	(1)	363	409
Net change in unrealized appreciation/(depreciation)	98	115	693	84

Net increase (decrease) in net assets resulting from operations	159	190	1,265	719

Contract Transactions:
Contract owners’ net payments	176	181	236	305
Annuity payments	(1)	-	(5)	(4)
Surrenders and other (net)	(245)	(124)	(1,324)	(923)
Transfers from other divisions or sponsor	4,188	4,073	1,084	1,264
Transfers to other divisions or sponsor	(4,098)	(4,191)	(1,785)	(1,510)

Net increase (decrease) in net assets resulting from contract transactions	20	(61)	(1,794)	(868)

Net increase (decrease) in net assets	179	129	(529)	(149)

Net Assets:
Beginning of period	1,943	1,814	11,982	12,131

End of period	$2,122	$1,943	$11,453	$11,982

Units issued during the period	2,541	2,712	868	811
Units redeemed during the period	(2,533)	(2,760)	(1,187)	(1,013)

Net units issued (redeemed) during period	8	(48)	(319)	(202)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$7	$15	$1	$(2)
Net realized gains (losses)	66	26	118	96
Net change in unrealized appreciation/(depreciation)	(6)	14	254	98

Net increase (decrease) in net assets resulting from operations	67	55	373	192

Contract Transactions:
Contract owners’ net payments	22	2	62	35
Annuity payments	-	-	-	-
Surrenders and other (net)	(27)	(5)	(29)	(41)
Transfers from other divisions or sponsor	263	246	2,709	2,362
Transfers to other divisions or sponsor	(695)	(273)	(2,739)	(2,421)

Net increase (decrease) in net assets resulting from contract transactions	(437)	(30)	3	(65)

Net increase (decrease) in net assets	(370)	25	376	127

Net Assets:
Beginning of period	812	787	1,851	1,724

End of period	$442	$812	$2,227	$1,851

Units issued during the period	135	127	571	584
Units redeemed during the period	(341)	(144)	(571)	(598)

Net units issued (redeemed) during period	(206)	(17)	-	(14)

The Accompanying Notes are an Integral Part of the Financial Statements.

F-20

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$9	$5	$1	$2
Net realized gains (losses)	188	178	45	44
Net change in unrealized appreciation/(depreciation)	237	(40)	54	3

Net increase (decrease) in net assets resulting from operations	434	143	100	49

Contract Transactions:
Contract owners’ net payments	105	227	12	48
Annuity payments	(1)	-	-	-
Surrenders and other (net)	(100)	(40)	(9)	(21)
Transfers from other divisions or sponsor	3,128	2,814	1,263	1,194
Transfers to other divisions or sponsor	(3,136)	(2,888)	(1,270)	(1,255)

Net increase (decrease) in net assets resulting from contract transactions	(4)	113	(4)	(34)

Net increase (decrease) in net assets	430	256	96	15

Net Assets:
Beginning of period	2,065	1,809	558	543

End of period	$2,495	$2,065	$654	$558

Units issued during the period	1,706	1,883	676	796
Units redeemed during the period	(1,711)	(1,817)	(678)	(817)

Net units issued (redeemed) during period	(5)	66	(2)	(21)

	U.S. Strategic Bond Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2	$2	$-	$1
Net realized gains (losses)	71	49	8	(3)
Net change in unrealized appreciation/(depreciation)	37	3	8	16

Net increase (decrease) in net assets resulting from operations	110	54	16	14

Contract Transactions:
Contract owners’ net payments	4	59	-	6
Annuity payments	-	-	-	-
Surrenders and other (net)	(29)	(3)	(6)	(8)
Transfers from other divisions or sponsor	923	869	138	109
Transfers to other divisions or sponsor	(944)	(897)	(112)	(105)

Net increase (decrease) in net assets resulting from contract transactions	(46)	28	20	2

Net increase (decrease) in net assets	64	82	36	16

Net Assets:
Beginning of period	565	483	84	68

End of period	$629	$565	$120	$84

Units issued during the period	455	539	55	53
Units redeemed during the period	(477)	(520)	(46)	(52)

Net units issued (redeemed) during period	(22)	19	9	1

The Accompanying Notes are an Integral Part of the Financial Statements.

F-21

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$13	$14	$21	$25
Net realized gains (losses)	50	8	(7)	51
Net change in unrealized appreciation/(depreciation)	66	(9)	58	(30)

Net increase (decrease) in net assets resulting from operations	129	13	72	46

Contract Transactions:
Contract owners’ net payments	77	78	132	204
Annuity payments	-	-	-	-
Surrenders and other (net)	(54)	(12)	(120)	(76)
Transfers from other divisions or sponsor	561	554	5,634	5,626
Transfers to other divisions or sponsor	(566)	(546)	(5,483)	(5,525)

Net increase (decrease) in net assets resulting from contract transactions	18	74	163	229

Net increase (decrease) in net assets	147	87	235	275

Net Assets:
Beginning of period	530	443	1,968	1,693

End of period	$677	$530	$2,203	$1,968

Units issued during the period	410	466	2,606	2,648
Units redeemed during the period	(402)	(410)	(2,533)	(2,553)

Net units issued (redeemed) during period	8	56	73	95

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$76	$90	$16	$26
Net realized gains (losses)	46	74	(1)	36
Net change in unrealized appreciation/(depreciation)	126	(113)	65	(8)

Net increase (decrease) in net assets resulting from operations	248	51	80	54

Contract Transactions:
Contract owners’ net payments	108	151	331	53
Annuity payments	-	-	-	-
Surrenders and other (net)	(85)	(57)	(3)	(226)
Transfers from other divisions or sponsor	3,247	2,995	574	522
Transfers to other divisions or sponsor	(3,214)	(3,021)	(573)	(522)

Net increase (decrease) in net assets resulting from contract transactions	56	68	329	(173)

Net increase (decrease) in net assets	304	119	409	(119)

Net Assets:
Beginning of period	2,179	2,060	631	750

End of period	$2,483	$2,179	$1,040	$631

Units issued during the period	763	762	595	409
Units redeemed during the period	(750)	(746)	(370)	(523)

Net units issued (redeemed) during period	13	16	225	(114)

The Accompanying Notes are an Integral Part of the Financial Statements.

F-22

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$33	$47	$26	$21
Net realized gains (losses)	105	43	35	19
Net change in unrealized appreciation/(depreciation)	58	50	88	43

Net increase (decrease) in net assets resulting from operations	196	140	149	83

Contract Transactions:
Contract owners’ net payments	70	140	70	52
Annuity payments	-	-	-	-
Surrenders and other (net)	(81)	(10)	(9)	(10)
Transfers from other divisions or sponsor	1,054	892	1,538	1,354
Transfers to other divisions or sponsor	(1,085)	(993)	(1,535)	(1,386)

Net increase (decrease) in net assets resulting from contract transactions	(42)	29	64	10

Net increase (decrease) in net assets	154	169	213	93

Net Assets:
Beginning of period	1,730	1,561	989	896

End of period	$1,884	$1,730	$1,202	$989

Units issued during the period	738	758	1,103	1,112
Units redeemed during the period	(763)	(729)	(1,056)	(1,097)

Net units issued (redeemed) during period	(25)	29	47	15

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$13	$8	$77	$(3)
Net realized gains (losses)	15	(2)	(66)	(31)
Net change in unrealized appreciation/(depreciation)	63	39	(3)	121

Net increase (decrease) in net assets resulting from operations	91	45	8	87

Contract Transactions:
Contract owners’ net payments	65	52	54	98
Annuity payments	-	-	-	-
Surrenders and other (net)	-	-	(26)	(21)
Transfers from other divisions or sponsor	98	90	1,931	1,624
Transfers to other divisions or sponsor	(98)	(105)	(1,867)	(1,610)

Net increase (decrease) in net assets resulting from contract transactions	65	37	92	91

Net increase (decrease) in net assets	156	82	100	178

Net Assets:
Beginning of period	535	453	873	695

End of period	$691	$535	$973	$873

Units issued during the period	125	125	420	390
Units redeemed during the period	(72)	(91)	(401)	(371)

Net units issued (redeemed) during period	53	34	19	19

The Accompanying Notes are an Integral Part of the Financial Statements.

F-23

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

1.	Organization

NML Variable Annuity Account C (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund unallocated group combination variable annuity contracts (“contracts”) to provide retirement annuity benefits for self-employed persons and their eligible employees and individual flexible payment deferred variable annuity contracts (“Network Edition”) of certain eligible persons. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On May 1, 2017, the following Divisions were renamed.

Prior Name	New Name
Russell Multi-Style Equity Division	U.S. Strategic Equity Division
Russell Aggressive Equity Division	U.S. Small Cap Equity Division
Russell Non-U.S. Division	International Developed Markets Division
Russell Core Bond Division	Strategic Bond Division
Russell Global Real Estate Securities Division	Global Real Estate Securities Division
Russell LifePoints Moderate Strategy Division	LifePoints Moderate Strategy Division
Russell LifePoints Balanced Strategy Division	LifePoints Balanced Strategy Division
Russell LifePoints Growth Strategy Division	LifePoints Growth Strategy Division
Russell LifePoints Equity Growth Strategy Division	LifePoints Equity Growth Strategy Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2017, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 securities fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

F-24

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies (continued)

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. All dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.	Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account and to the General Account and all related payouts are funded by Northwestern Mutual.

F.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2017 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$519	$1,146
Focused Appreciation	190	396
Large Cap Core Stock	213	458
Large Cap Blend	110	114
Index 500 Stock	1,316	1,836
Large Company Value	84	57
Domestic Equity	235	165
Equity Income	271	272
Mid Cap Growth Stock	372	980
Index 400 Stock	359	313
Mid Cap Value	188	258
Small Cap Growth Stock	121	157
Index 600 Stock	193	71
Small Cap Value	200	285
International Growth	230	127
Research International Core	188	104
International Equity	728	915

F-25

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
Emerging Markets Equity	$412	$274
Government Money Market	1,507	1,451
Short-Term Bond	179	129
Select Bond	1,111	701
Long-Term U.S. Government Bond	201	203
Inflation Protection	177	94
High Yield Bond	337	148
Multi-Sector Bond	543	451
Balanced	1,781	2,957
Asset Allocation	68	481
Fidelity VIP Mid Cap	340	244
Fidelity VIP Contrafund	453	328
Neuberger Berman AMT Socially Responsive	91	71
U.S. Strategic Equity	71	57
U.S. Small Cap Equity	37	9
International Developed Markets	177	126
Strategic Bond	441	256
Global Real Estate Securities	364	187
LifePoints Moderate Strategy	362	227
LifePoints Balanced Strategy	198	122
LifePoints Growth Strategy	158	46
LifePoints Equity Growth Strategy	98	8
Credit Suisse Trust Commodity Return Strategy	319	151

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981 or beginning May 1, 1984 and prior to January 6, 1992 there is no deduction for mortality and expense risks. For those contracts issued beginning May 1, 1984 and prior to January 6, 1992 the rates may be increased by the Board of Trustees of Northwestern Mutual, not to exceed a 0.25% annual rate.

There are no contracts outstanding that were issued on or after December 17, 1981, and prior to May 1, 1984.

For contracts issued on or after January 6, 1992, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1.00% and 1.50% annual rates, respectively.

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate.

F-26

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

5.	Subsequent Events

Effective May 1, 2018, the Neuberger Berman AMT Socially Responsive Division will be renamed to AMT Sustainable Equity Division.

F-27

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/17	194	$2.055452	to	$73.551913	$893	0.68%	0.35%	to	1.25%	22.73%	to	24.27%
Year Ended 12/31/16	282	1.625579	to	57.763945	1,319	0.82	0.35	to	1.25	1.20	to	2.47
Year Ended 12/31/15	328	1.538779	to	54.488126	1,582	0.72	0.35	to	1.25	4.70	to	6.01
Year Ended 12/31/14	391	1.416355	to	49.977915	1,832	0.58	0.35	to	1.25	7.67	to	9.02
Year Ended 12/31/13	396	1.046126	to	36.785012	1,811	0.69	0.35	to	1.25	34.18	to	35.86
Focused Appreciation
Year Ended 12/31/17	424	$4.449605	to	$53.438372	$2,222	0.76%	0.35%	to	1.25%	31.97%	to	33.62%
Year Ended 12/31/16	480	3.371663	to	39.992151	1,873	0.24	0.35	to	1.25	4.56	to	5.87
Year Ended 12/31/15	483	3.224559	to	37.773111	1,800	0.00	0.35	to	1.25	12.23	to	13.64
Year Ended 12/31/14	470	2.873055	to	33.238141	1,572	0.02	0.35	to	1.25	8.08	to	9.43
Year Ended 12/31/13	455	2.658335	to	30.372615	1,387	0.48	0.35	to	1.25	27.41	to	29.01
Large Cap Core Stock
Year Ended 12/31/17	189	$1.865558	to	$53.073917	$462	1.43%	0.35%	to	1.25%	23.33%	to	24.87%
Year Ended 12/31/16	243	1.499245	to	42.503832	594	1.52	0.35	to	1.25	6.24	to	7.57
Year Ended 12/31/15	392	1.398615	to	39.512372	1,028	2.11	0.35	to	1.25	-4.26	to	-3.06
Year Ended 12/31/14	515	1.447826	to	40.759702	1,467	1.49	0.35	to	1.25	7.22	to	8.56
Year Ended 12/31/13	612	1.338280	to	37.544148	1,616	1.16	0.35	to	1.25	26.99	to	28.58
Large Cap Blend
Year Ended 12/31/17	297	$1.562708	to	$17.855817	$517	0.86%	0.35%	to	1.25%	17.55%	to	19.02%
Year Ended 12/31/16	316	1.329366	to	15.001832	461	1.05	0.35	to	1.25	12.57	to	13.99
Year Ended 12/31/15	326	1.180907	to	13.161232	420	0.91	0.35	to	1.25	-3.63	to	-2.42
Year Ended 12/31/14	311	1.225351	to	13.487127	428	0.04	0.35	to	1.25	11.18	to	12.58
Year Ended 12/31/13	180	1.102119	to	11.980322	228	0.92	0.35	to	1.25	29.24	to	30.86
Index 500 Stock
Year Ended 12/31/17	2,258	$2.387940	to	$142.286114	$7,929	1.71%	0.35%	to	1.25%	20.01%	to	21.52%
Year Ended 12/31/16	2,277	1.971995	to	117.092375	7,172	1.73	0.35	to	1.25	10.35	to	11.73
Year Ended 12/31/15	2,114	1.771076	to	104.794845	7,375	1.72	0.35	to	1.25	-0.09	to	1.17
Year Ended 12/31/14	1,794	1.756737	to	103.583087	7,240	1.62	0.35	to	1.25	12.05	to	13.46
Year Ended 12/31/13	1,378	1.553803	to	91.297175	6,407	1.87	0.35	to	1.25	30.42	to	32.05
Large Company Value
Year Ended 12/31/17	255	$1.495275	to	$17.086312	$429	2.05%	0.35%	to	1.25%	9.72%	to	11.10%
Year Ended 12/31/16	253	1.362750	to	15.379433	385	1.78	0.35	to	1.25	13.93	to	15.36
Year Ended 12/31/15	241	1.196136	to	13.331635	311	1.47	0.35	to	1.25	-5.04	to	-3.85
Year Ended 12/31/14	211	1.259638	to	13.865219	303	0.00	0.35	to	1.25	11.63	to	13.03
Year Ended 12/31/13	213	1.128421	to	12.266796	272	1.49	0.35	to	1.25	29.66	to	31.29
Domestic Equity
Year Ended 12/31/17	745	$2.443559	to	$29.996128	$2,059	1.62%	0.35%	to	1.25%	12.37%	to	13.78%
Year Ended 12/31/16	745	2.174598	to	26.364364	1,814.00	1.79	0.35	to	1.25	13.55	to	14.98
Year Ended 12/31/15	585	1.915024	to	22.929503	1,228.00	1.82	0.35	to	1.25	-1.33	to	-0.09
Year Ended 12/31/14	567	1.940876	to	22.950784	1,219.00	1.69	0.35	to	1.25	12.46	to	13.87
Year Ended 12/31/13	570	1.725835	to	20.154766	1,083.00	1.70	0.35	to	1.25	32.37	to	34.03
Equity Income
Year Ended 12/31/17	590	$2.935634	to	$35.257091	$1,980	2.24%	0.35%	to	1.25%	14.81%	to	16.24%
Year Ended 12/31/16	632	2.557036	to	30.330455	1,829	2.02	0.35	to	1.25	17.69	to	19.17
Year Ended 12/31/15	654	2.172680	to	25.451821	1,606	1.71	0.35	to	1.25	-7.90	to	-6.74
Year Ended 12/31/14	689	2.359021	to	27.291728	1,836	1.22	0.35	to	1.25	6.10	to	7.43
Year Ended 12/31/13	680	2.223419	to	25.403806	1,680	1.24	0.35	to	1.25	28.33	to	29.94

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

F-28

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/17	295	$1.784051	to	$125.441587	$1,412	0.22%	0.35%	to	1.25%	18.80%	to	20.29%
Year Ended 12/31/16	376	1.488328	to	104.283373	1,724	0.13	0.35	to	1.25	-0.42	to	0.83
Year Ended 12/31/15	496	1.481267	to	103.425002	3,749	0.04	0.35	to	1.25	-0.54	to	0.71
Year Ended 12/31/14	561	1.475957	to	102.693582	4,247	0.35	0.35	to	1.25	7.15	to	8.49
Year Ended 12/31/13	572	1.365189	to	94.654719	4,429	0.31	0.35	to	1.25	23.98	to	25.53
Index 400 Stock
Year Ended 12/31/17	438	$4.511315	to	$59.411237	$2,043	1.08%	0.35%	to	1.25%	14.52%	to	15.96%
Year Ended 12/31/16	451	3.904075	to	51.235085	1,839	1.17	0.35	to	1.25	18.89	to	20.38
Year Ended 12/31/15	398	3.254475	to	42.560713	1,355	1.12	0.35	to	1.25	-3.59	to	-2.38
Year Ended 12/31/14	376	3.345567	to	43.598907	1,339	1.00	0.35	to	1.25	8.06	to	9.42
Year Ended 12/31/13	312	3.068389	to	39.846886	1,110	1.07	0.35	to	1.25	31.51	to	33.16
Mid Cap Value
Year Ended 12/31/17	231	$3.643868	to	$43.762109	$1,004	1.40%	0.35%	to	1.25%	10.43%	to	11.81%
Year Ended 12/31/16	262	3.299810	to	39.139970	1,011	1.71	0.35	to	1.25	21.70	to	23.23
Year Ended 12/31/15	252	2.711402	to	31.761925	794	1.61	0.35	to	1.25	-2.55	to	-1.33
Year Ended 12/31/14	286	2.782414	to	32.189353	952	0.96	0.35	to	1.25	15.24	to	16.69
Year Ended 12/31/13	304	2.414353	to	27.585004	853	0.95	0.35	to	1.25	28.63	to	30.24
Small Cap Growth Stock
Year Ended 12/31/17	283	$2.720661	to	$65.129570	$945	0.11%	0.35%	to	1.25%	20.10%	to	21.61%
Year Ended 12/31/16	279	2.245084	to	53.557262	813	0.23	0.35	to	1.25	10.86	to	12.25
Year Ended 12/31/15	237	2.007098	to	47.712811	640	0.10	0.35	to	1.25	-0.93	to	0.32
Year Ended 12/31/14	257	2.007765	to	47.561777	757	0.00	0.35	to	1.25	7.31	to	8.66
Year Ended 12/31/13	228	1.854311	to	43.773190	645	0.52	0.35	to	1.25	36.88	to	36.60
Index 600 Stock
Year Ended 12/31/17	438	$2.146980	to	$24.532713	$1,083	1.91%	0.35%	to	1.25%	11.53%	to	12.93%
Year Ended 12/31/16	403	1.925007	to	21.724279	891	0.59	0.35	to	1.25	24.56	to	26.12
Year Ended 12/31/15	318	1.545444	to	17.224563	555	0.00	0.35	to	1.25	-3.56	to	-2.35
Year Ended 12/31/14	247	1.602493	to	17.638780	449	1.77	0.35	to	1.25	4.03	to	5.34
Year Ended 12/31/13	139	1.540384	to	16.744685	252	3.71	0.35	to	1.25	38.92	to	40.67
Small Cap Value
Year Ended 12/31/17	297	$3.885050	to	$47.690780	$1,378	0.80%	0.35%	to	1.25%	10.27%	to	11.65%
Year Ended 12/31/16	340	3.523164	to	42.713658	1,396	0.92	0.35	to	1.25	30.75	to	32.39
Year Ended 12/31/15	363	2.694556	to	32.262868	1,136	0.67	0.35	to	1.25	-6.62	to	-5.45
Year Ended 12/31/14	393	2.885630	to	34.121874	1,313	0.36	0.35	to	1.25	-1.02	to	0.22
Year Ended 12/31/13	344	2.915464	to	34.046809	1,203	1.10	0.35	to	1.25	30.13	to	31.76
International Growth
Year Ended 12/31/17	494	$1.970410	to	$24.188049	$1,285	1.31%	0.35%	to	1.25%	28.42%	to	30.03%
Year Ended 12/31/16	447	1.534322	to	18.601991	907	1.18	0.35	to	1.25	-4.60	to	-3.41
Year Ended 12/31/15	393	1.608366	to	19.257803	836	1.75	0.35	to	1.25	-2.95	to	-1.73
Year Ended 12/31/14	333	1.657184	to	19.596007	706	1.31	0.35	to	1.25	-5.71	to	-4.52
Year Ended 12/31/13	267	1.757474	to	20.524033	611	1.39	0.35	to	1.25	18.32	to	19.81
Research International Core
Year Ended 12/31/17	1,021	$1.120355	to	$12.802534	$1,269	1.67%	0.35%	to	1.25%	26.62%	to	28.21%
Year Ended 12/31/16	956	0.884785	to	9.985604	930	1.80	0.35	to	1.25	-2.35	to	-1.12
Year Ended 12/31/15	918	0.906065	to	10.098885	907	2.05	0.35	to	1.25	-2.34	to	-1.11
Year Ended 12/31/14	720	0.927768	to	10.212438	742	1.45	0.35	to	1.25	-7.87	to	-6.71
Year Ended 12/31/13	591	1.007038	to	10.947312	659	0.12	0.35	to	1.25	17.45	to	18.92

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

F-29

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
International Equity
Year Ended 12/31/17	1,723	$2.263791	to	$6.094491	$4,449	2.32%	0.35%	to	1.25%	20.78%	to	22.30%
Year Ended 12/31/16	1,770	1.857558	to	4.983406	3,886	2.17	0.35	to	1.25	1.62	to	2.89
Year Ended 12/31/15	1,798	1.811644	to	4.843231	4,103	2.96	0.35	to	1.25	-3.43	to	-2.21
Year Ended 12/31/14	1,705	1.859162	to	4.952849	4,229	1.92	0.35	to	1.25	-9.94	to	-8.80
Year Ended 12/31/13	1,561	2.045816	to	5.431053	4,513	2.17	0.35	to	1.25	19.87	to	21.38
Emerging Markets Equity
Year Ended 12/31/17	1,741	$1.082576	to	$12.370178	$2,079	0.94%	0.35%	to	1.25%	26.26%	to	27.84%
Year Ended 12/31/16	1,615	0.857413	to	9.676365	1,514	0.74	0.35	to	1.25	7.71	to	9.06
Year Ended 12/31/15	1,476	0.796019	to	8.872116	1,270	0.85	0.35	to	1.25	-13.33	to	-12.24
Year Ended 12/31/14	1,082	0.918478	to	10.109813	1,104	0.63	0.35	to	1.25	-7.41	to	-6.25
Year Ended 12/31/13	871	0.992029	to	10.783888	956	0.74	0.35	to	1.25	-6.33	to	-5.15
Government Money Market
Year Ended 12/31/17	1,071	$1.258833	to	$41.875417	$1,630	0.60%	0.35%	to	1.25%	-0.65%	to	0.60%
Year Ended 12/31/16	1,063	1.255717	to	41.625993	1,574	0.12	0.35	to	1.25	-1.11	to	0.13
Year Ended 12/31/15	1,122	1.258510	to	41.572750	1,671	0.01	0.35	to	1.25	-1.23	to	0.01
Year Ended 12/31/14	926	1.262776	to	41.568533	1,538	0.08	0.35	to	1.25	-1.17	to	0.07
Year Ended 12/31/13	1,724	1.266305	to	41.539003	3,307	0.09	0.35	to	1.25	-1.14	to	0.10
Short-Term Bond
Year Ended 12/31/17	876	$1.106873	to	$12.646732	$1,119	1.33%	0.35%	to	1.25%	0.07%	to	1.33%
Year Ended 12/31/16	842	1.106066	to	12.481062	1,070	1.17	0.35	to	1.25	0.41	to	1.67
Year Ended 12/31/15	849	1.101540	to	12.275717	1,051	0.75	0.35	to	1.25	-0.53	to	0.72
Year Ended 12/31/14	703	1.107462	to	12.188479	854	0.61	0.35	to	1.25	-0.86	to	0.38
Year Ended 12/31/13	655	1.117123	to	12.142453	796	0.17	0.35	to	1.25	-0.70	to	0.55
Select Bond
Year Ended 12/31/17	2,146	$2.329757	to	$226.897252	$5,552	2.09%	0.35%	to	1.25%	2.30%	to	3.58%
Year Ended 12/31/16	2,033	2.257031	to	219.047810	5,140	1.96	0.35	to	1.25	1.78	to	3.06
Year Ended 12/31/15	1,980	2.197759	to	212.549665	4,822	1.51	0.35	to	1.25	-0.72	to	0.53
Year Ended 12/31/14	2,036	2.193832	to	211.428447	5,184	2.07	0.35	to	1.25	4.25	to	5.56
Year Ended 12/31/13	1,611	2.085516	to	200.286369	4,434	2.37	0.35	to	1.25	-3.37	to	-2.16
Long-Term U.S Government Bond
Year Ended 12/31/17	188	$1.810437	to	$20.685508	$377	2.02%	0.35%	to	1.25%	6.94%	to	8.28%
Year Ended 12/31/16	204	1.693000	to	19.104481	372	1.79	0.35	to	1.25	-0.17	to	1.09
Year Ended 12/31/15	198	1.695799	to	18.898765	360	2.10	0.35	to	1.25	-2.70	to	-1.47
Year Ended 12/31/14	191	1.742779	to	19.181310	378	2.13	0.35	to	1.25	22.20	to	23.73
Year Ended 12/31/13	170	1.426196	to	15.502339	275	0.02	0.35	to	1.25	-14.35	to	-13.27
Inflation Protection
Year Ended 12/31/17	854	$1.289916	to	$14.738894	$1,267	0.68%	0.35%	to	1.25%	2.30%	to	3.58%
Year Ended 12/31/16	799	1.260965	to	14.229840	1,153	1.20	0.35	to	1.25	3.39	to	4.68
Year Ended 12/31/15	764	1.219659	to	13.593038	1,046	2.37	0.35	to	1.25	-3.42	to	-2.20
Year Ended 12/31/14	628	1.262831	to	13.899486	868	0.57	0.35	to	1.25	1.86	to	3.14
Year Ended 12/31/13	614	1.239806	to	13.476716	827	1.06	0.35	to	1.25	-9.47	to	-6.33
High Yield Bond
Year Ended 12/31/17	558	$3.099311	to	$53.128855	$1,756	5.53%	0.35%	to	1.25%	5.56%	to	6.88%
Year Ended 12/31/16	524	2.909902	to	49.707921	1,550	5.32	0.35	to	1.25	13.17	to	14.60
Year Ended 12/31/15	505	2.548194	to	43.377037	1,311	4.60	0.35	to	1.25	-2.59	to	-1.36
Year Ended 12/31/14	472	2.592458	to	43.976216	1,266	4.95	0.35	to	1.25	-0.08	to	1.18
Year Ended 12/31/13	407	2.571334	to	43.465300	1,165	5.09	0.35	to	1.25	4.52	to	5.84

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

F-30

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Multi-Sector Bond
Year Ended 12/31/17	1,159	$1.643634	to	$18.780164	$2,122	3.83%	0.35%	to	1.25%	7.04%	to	8.38%
Year Ended 12/31/16	1,151	1.535492	to	17.327635	1,943	4.41	0.35	to	1.25	9.71	to	11.09
Year Ended 12/31/15	1,199	1.399545	to	15.597729	1,814	5.68	0.35	to	1.25	-3.43	to	-2.22
Year Ended 12/31/14	966	1.449313	to	15.951947	1,524	2.71	0.35	to	1.25	1.97	to	3.25
Year Ended 12/31/13	932	1.421330	to	15.449941	1,429	3.44	0.35	to	1.25	-2.80	to	-1.58
Balanced
Year Ended 12/31/17	1,138	$2.122194	to	$216.761163	$11,453	2.14%	0.35%	to	1.25%	10.60%	to	11.98%
Year Ended 12/31/16	1,457	1.901714	to	193.563662	11,982	2.26	0.35	to	1.25	5.26	to	6.58
Year Ended 12/31/15	1,659	1.790528	to	181.609174	12,131	2.03	0.35	to	1.25	-1.36	to	-0.12
Year Ended 12/31/14	1,842	1.799000	to	181.830315	14,537	2.32	0.35	to	1.25	4.25	to	5.56
Year Ended 12/31/13	1,724	1.710188	to	172.248875	13,904	3.32	0.35	to	1.25	10.69	to	12.08
Asset Allocation
Year Ended 12/31/17	183	$2.057749	to	$25.259678	$442	2.00%	0.35%	to	1.25%	13.45%	to	14.87%
Year Ended 12/31/16	389	1.813730	to	21.988973	812	2.37	0.35	to	1.25	6.45	to	7.79
Year Ended 12/31/15	406	1.703817	to	20.400265	787	2.26	0.35	to	1.25	-1.66	to	-0.43
Year Ended 12/31/14	798	1.732596	to	20.487411	1,475	2.12	0.35	to	1.25	3.85	to	5.15
Year Ended 12/31/13	761	1.668437	to	19.484028	1,344	3.88	0.35	to	1.25	15.22	to	16.67
Fidelity VIP Mid Cap
Year Ended 12/31/17	407	$4.733325	to	$56.847028	$2,227	0.49%	0.35%	to	1.25%	19.05%	to	20.54%
Year Ended 12/31/16	407	3.976053	to	47.161926	1,851	0.32	0.35	to	1.25	10.53	to	11.92
Year Ended 12/31/15	421	3.597108	to	42.137819	1,724	0.26	0.35	to	1.25	-2.85	to	-1.63
Year Ended 12/31/14	418	3.702607	to	42.835362	1,749	0.02	0.35	to	1.25	4.72	to	6.03
Year Ended 12/31/13	404	3.535842	to	40.398542	1,594	0.28	0.35	to	1.25	34.18	to	35.87
Fidelity VIP Contrafund
Year Ended 12/31/17	1,133	$1.928613	to	$22.036922	$2,495	0.78%	0.35%	to	1.25%	20.08%	to	21.59%
Year Ended 12/31/16	1,138	1.606056	to	18.124509	2,065	0.64	0.35	to	1.25	6.39	to	7.73
Year Ended 12/31/15	1,072	1.509544	to	16.824006	1,809	0.82	0.35	to	1.25	-0.83	to	0.42
Year Ended 12/31/14	1,067	1.522183	to	16.754369	1,829	0.78	0.35	to	1.25	10.27	to	11.65
Year Ended 12/31/13	932	1.380421	to	15.005573	1,444	0.86	0.35	to	1.25	29.33	to	30.95
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/17	317	$1.844614	to	$21.076980	$654	0.52%	0.35%	to	1.25%	16.96%	to	18.43%
Year Ended 12/31/16	319	1.577073	to	17.797220	558	0.70	0.35	to	1.25	8.50	to	9.86
Year Ended 12/31/15	340	1.453533	to	16.199640	543	0.59	0.35	to	1.25	-1.70	to	-0.46
Year Ended 12/31/14	306	1.478648	to	16.275087	493	0.39	0.35	to	1.25	9.01	to	10.38
Year Ended 12/31/13	260	1.356400	to	14.744385	382	0.71	0.35	to	1.25	35.90	to	37.60
U.S. Strategic Equity
Year Ended 12/31/17	297	$1.933892	to	$24.418364	$629	1.03%	0.35%	to	1.25%	19.30%	to	20.80%
Year Ended 12/31/16	319	1.620995	to	20.214494	565	1.03	0.35	to	1.25	9.26	to	10.64
Year Ended 12/31/15	300	1.483571	to	18.271298	483	0.82	0.35	to	1.25	-0.15	to	1.11
Year Ended 12/31/14	281	1.485791	to	18.071559	449	1.17	0.35	to	1.25	10.31	to	11.70
Year Ended 12/31/13	293	1.346869	to	16.178812	424	1.22	0.35	to	1.25	31.27	to	32.92
U.S. Small Cap Equity
Year Ended 12/31/17	43	$2.733797	to	$34.518205	$120	0.18%	0.35%	to	1.25%	14.05%	to	15.48%
Year Ended 12/31/16	34	2.397005	to	29.891437	84	0.83	0.35	to	1.25	17.19	to	18.66
Year Ended 12/31/15	33	2.045441	to	25.191084	68	0.69	0.35	to	1.25	-8.34	to	-7.19
Year Ended 12/31/14	55	2.231487	to	27.141282	131	0.25	0.35	to	1.25	0.30	to	1.56
Year Ended 12/31/13	57	2.222420	to	26.724835	133	0.43	0.35	to	1.25	38.27	to	40.00

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

F-31

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
International Developed Markets
Year Ended 12/31/17	380	$1.768232	to	$22.466466	$677	2.68%	0.35%	to	1.25%	23.43%	to	24.98%
Year Ended 12/31/16	372	1.419813	to	17.976751	530	3.23	0.35	to	1.25	1.09	to	2.36
Year Ended 12/31/15	316	1.391934	to	17.562157	443	1.00	0.35	to	1.25	-2.54	to	-1.31
Year Ended 12/31/14	278	1.415417	to	17.795979	427	1.98	0.35	to	1.25	-5.63	to	-4.45
Year Ended 12/31/13	343	1.486514	to	18.624500	549	2.16	0.35	to	1.25	20.40	to	21.91
Strategic Bond
Year Ended 12/31/17	933	$1.971861	to	$24.895915	$2,203	1.35%	0.35%	to	1.25%	2.58%	to	3.86%
Year Ended 12/31/16	860	1.922321	to	23.970161	1,968	1.62	0.35	to	1.25	1.82	to	3.10
Year Ended 12/31/15	765	1.887891	to	23.248775	1,693	2.40	0.35	to	1.25	-1.38	to	-0.14
Year Ended 12/31/13	915	1.914309	to	23.281628	1,969	1.56	0.35	to	1.25	4.15	to	5.45
Year Ended 12/31/13	839	1.838117	to	22.077570	1,723	1.45	0.35	to	1.25	-2.67	to	-1.45
Global Real Estate Securities
Year Ended 12/31/17	527	$4.084164	to	$51.568102	$2,483	3.69%	0.35%	to	1.25%	10.42%	to	11.80%
Year Ended 12/31/16	514	3.698741	to	46.124107	2,179	4.58	0.35	to	1.25	1.74	to	3.02
Year Ended 12/31/15	498	3.635378	to	44.771967	2,060	1.65	0.35	to	1.25	-1.00	to	0.25
Year Ended 12/31/14	476	3.671934	to	44.660949	2,072	3.31	0.35	to	1.25	13.33	to	14.75
Year Ended 12/31/13	446	3.240150	to	38.920595	1,751	4.04	0.35	to	1.25	2.36	to	3.65
LifePoints Moderate Strategy
Year Ended 12/31/17	675	$1.449028	to	$16.557145	$1,040	2.35%	0.35%	to	1.25%	8.53%	to	9.88%
Year Ended 12/31/16	450	1.335201	to	15.067752	631	4.01	0.35	to	1.25	6.41	to	7.75
Year Ended 12/31/15	564	1.254766	to	13.984420	750	2.46	0.35	to	1.25	-2.93	to	-1.71
Year Ended 12/31/14	612	1.292586	to	14.227181	833	2.89	0.35	to	1.25	3.55	to	4.85
Year Ended 12/31/13	424	1.248227	to	13.568584	549	1.69	0.35	to	1.25	5.46	to	6.79
LifePoints Balanced Strategy
Year Ended 12/31/17	1,207	$1.448010	to	$16.545882	$1,884	2.35%	0.35%	to	1.25%	10.61%	to	12.00%
Year Ended 12/31/16	1,232	1.309079	to	14.773443	1,730	3.32	0.35	to	1.25	7.70	to	9.05
Year Ended 12/31/15	1,203	1.215472	to	13.546956	1,561	2.12	0.35	to	1.25	-3.52	to	-2.30
Year Ended 12/31/14	1,268	1.259753	to	13.866173	1,694	2.91	0.35	to	1.25	3.31	to	4.61
Year Ended 12/31/13	1,298	1.219361	to	13.255096	1,668	2.52	0.35	to	1.25	11.03	to	12.43
LifePoints Growth Strategy
Year Ended 12/31/17	821	$1.402805	to	$16.029490	$1,202	3.16%	0.35%	to	1.25%	14.22%	to	15.65%
Year Ended 12/31/16	774	1.228131	to	13.860030	989	2.95	0.35	to	1.25	8.36	to	9.73
Year Ended 12/31/15	759	1.133339	to	12.631574	896	1.79	0.35	to	1.25	-4.51	to	-3.31
Year Ended 12/31/14	797	1.186908	to	13.064429	983	3.01	0.35	to	1.25	2.47	to	3.76
Year Ended 12/31/13	722	1.158315	to	12.591524	865	2.24	0.35	to	1.25	15.11	to	16.56
LifePoints Equity Growth Strategy
Year Ended 12/31/17	518	$1.331848	to	$15.218716	$691	3.40%	0.35%	to	1.25%	16.10%	to	17.55%
Year Ended 12/31/16	465	1.147180	to	12.946453	535	2.96	0.35	to	1.25	9.47	to	10.85
Year Ended 12/31/15	431	1.047904	to	11.679451	453	1.47	0.35	to	1.25	-5.06	to	-3.87
Year Ended 12/31/14	480	1.103798	to	12.149681	536	3.35	0.35	to	1.25	2.20	to	3.48
Year Ended 12/31/13	441	1.080041	to	11.740704	480	2.47	0.35	to	1.25	18.33	to	19.81
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/17	199	$4.616153	to	$5.017461	$973	8.77%	0.35%	to	1.25%	0.26%	to	1.52%
Year Ended 12/31/16	180	4.604145	to	4.942479	873	0.00	0.35%	to	1.25%	10.63	to	12.02
Year Ended 12/31/15	161	4.161714	to	4.412123	695	0.00	0.35	to	1.25	-25.96	to	-25.03
Year Ended 12/31/14	112	5.621078	to	5.885213	650	0.00	0.35	to	1.25	-17.97	to	-16.94
Period Ended 12/31/13 (2)	83	6.852188	to	7.085099	588	0.00	0.35	to	1.25	1.63	to	1.79

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Division commenced operations on November 15, 2013.

F-32

The Northwestern Mutual

Life Insurance Company

Financial Statements

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 833 E. Michigan St., Ste. 1200, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

February 15, 2018

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2017	2016

Assets:
Bonds	$146,945	$139,795
Mortgage loans	35,750	34,198
Policy loans	17,421	17,150
Common and preferred stocks	5,929	4,256
Real estate	2,356	2,468
Other investments	14,665	13,463
Cash and short-term investments	2,469	2,300

Total investments	225,535	213,630

Due and accrued investment income	1,888	1,883
Net deferred tax assets	1,788	3,179
Deferred premium and other assets	3,376	3,256
Separate account assets	32,462	28,559

Total assets	$265,049	$250,507

Liabilities and surplus:
Reserves for policy benefits	$195,279	$186,483
Policyowner dividends payable	5,335	5,205
Interest maintenance reserve	911	803
Asset valuation reserve	4,334	3,447
Income taxes payable	125	163
Other liabilities	5,752	5,617
Separate account liabilities	32,462	28,559

Total liabilities	244,198	230,277

Surplus:
Surplus notes	2,948	1,750
Unassigned surplus	17,903	18,480

Total surplus	20,851	20,230

Total liabilities and surplus	$265,049	$250,507

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Revenue:
Premiums	$17,897	$17,915	$17,787
Net investment income	9,541	9,605	9,466
Other income	649	632	622

Total revenue	28,087	28,152	27,875

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	10,332	9,798	9,043
Net additions to policy benefit reserves	8,700	9,284	9,352
Net transfers to (from) separate accounts	(229)	(118)	150

Total benefits	18,803	18,964	18,545

Commissions and operating expenses	3,120	3,134	2,929

Total benefits and expenses	21,923	22,098	21,474

Gain from operations before dividends and taxes	6,164	6,054	6,401

Policyowner dividends	5,338	5,205	5,609

Gain from operations before taxes	826	849	792
Income tax benefit	(98)	(176)	(54)

Net gain from operations	924	1,025	846
Net realized capital gains (losses)	93	(215)	(45)

Net income	$1,017	$810	$801

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Beginning of year balance	$20,230	$19,659	$19,055

Net income	1,017	810	801

Change in net unrealized capital gains and losses	822	(326)	(232)

Change in net deferred tax assets	(1,323)	7	87

Change in nonadmitted assets and other	(206)	(37)	(32)

Change in asset valuation reserve	(887)	117	(20)

Change in surplus notes	1,198	-	-

Net increase in surplus	621	571	604

End of year balance	$20,851	$20,230	$19,659

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Cash flows from operating activities:
Premiums and other income received	$12,957	$12,702	$12,653
Investment income received	9,012	9,120	8,669
Benefit and dividend payments to policyowners and beneficiaries	(9,506)	(8,784)	(8,163)
Net transfers (to) from separate accounts	228	121	(152)
Commissions, expenses and taxes paid	(3,080)	(2,614)	(2,827)

Net cash provided by operating activities	9,611	10,545	10,180

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,511	45,185	37,266
Common and preferred stocks	2,750	3,548	2,084
Mortgage loans	2,581	3,023	1,924
Real estate	284	238	209
Other investments	2,193	1,574	1,892

Subtotal proceeds from investments	52,319	53,568	43,375

Cost of investments acquired:
Bonds	(50,472)	(51,042)	(42,795)
Common and preferred stocks	(3,564)	(3,540)	(2,478)
Mortgage loans	(4,096)	(5,040)	(5,031)
Real estate	(148)	(592)	(356)
Other investments	(4,416)	(2,676)	(3,465)

Subtotal cost of investments acquired	(62,696)	(62,890)	(54,125)

Net inflows of policy loans	74	253	3

Net cash applied to investing activities	(10,303)	(9,069)	(10,747)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,198	-	-
Net inflows (outflows) on deposit-type contracts	(220)	(223)	(298)
Other cash provided (applied)	(117)	(406)	(266)

Net cash provided by (applied to) financing and miscellaneous sources	861	(629)	(564)

Net increase (decrease) in cash and short-term investments	169	847	(1,131)
Cash and short-term investments, beginning of year	2,300	1,453	2,584

Cash and short-term investments, end of year	$2,469	$2,300	$1,453

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2017	2016	2015
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,025	$5,428	$5,305
Capitalized interest and payment in-kind investment income	729	727	845
Employee benefit and compensation plan expenses	129	196	154
Other policyowner contract activity	207	188	167

Investing:
Bond forward commitments	-	-	6,225
Bond refinancings and exchanges	1,826	1,985	1,757
Net asset transfers with affiliated entities	803	935	365
Mortgage loan refinancings and transfers	845	918	914
Net policy loan activity	303	342	355
Net premium loan activity	48	94	140
Other invested asset exchanges	88	78	131
Common stock exchanges	93	33	171
Real estate asset exchanges	-	7	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited	439	512	389

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.
A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $64 million and $43 million at December 31, 2017 and 2016, respectively, are included in other assets in the statements of financial position and are net of accumulated depreciation of $357 million and $326 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $280 million and $209 million at December 31, 2017 and 2016, respectively. Depreciation expense for IT equipment and software totaled $115 million, $88 million and $77 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $107 million and $56 million at December 31, 2017 and 2016, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks, other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the statements of changes in surplus and are net of tax. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2017 through February 15, 2018, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2017 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value and fair value of bonds at December 31, 2017 and 2016, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2017	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,044	$328	$(12)	$5,360
States, territories and possessions	642	131	(1)	772
Special revenue and assessments	35,321	678	(351)	35,648
All foreign governments	1,694	60	(5)	1,749
Hybrid securities	384	33	-	417
SVO identified funds	12	-	-	12
Industrial and miscellaneous	103,848	4,527	(358)	108,017

Total bonds	$146,945	$5,757	$(727)	$151,975

December 31, 2016	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,482	$315	$(39)	$5,758
States, territories and possessions	661	116	(7)	770
Special revenue and assessments	34,783	686	(440)	35,029
All foreign governments	935	24	(21)	938
Hybrid securities	342	20	(23)	339
SVO identified funds	17	1	-	18
Industrial and miscellaneous	97,575	3,600	(1,269)	99,906

Total bonds	$139,795	$4,762	$(1,799)	$142,758

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value of bonds by SVO rating category at December 31, 2017 and 2016 was as follows:

December 31, 2017	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,044	$-	$-	$-	$-	$-	$5,044

States, territories and possessions	583	59	-	-	-	-	642

Special revenue and assessments	35,198	123	-	-	-	-	35,321

All foreign governments	464	1,135	79	16	-	-	1,694

Hybrid securities	-	207	177	-	-	-	384

SVO identified funds	-	12	-	-	-	-	12

Industrial and miscellaneous	50,910	39,285	5,914	5,268	2,454	17	103,848

Total bonds	$92,199	$40,821	$6,170	$5,284	$2,454	$17	$146,945

December 31, 2016	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,482	$-	$-	$-	$-	$-	$5,482

States, territories and possessions	575	86	-	-	-	-	661

Special revenue and assessments	34,695	88	-	-	-	-	34,783

All foreign governments	313	574	42	6	-	-	935

Hybrid securities	116	62	164	-	-	-	342

SVO identified funds	-	-	-	17	-	-	17

Industrial and miscellaneous	43,839	39,717	5,918	5,761	2,092	248	97,575

Total bonds	$85,020	$40,527	$6,124	$5,784	$2,092	$248	$139,795

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as investment grade) by the SVO at December 31, 2017 and 2016, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2017 and 2016, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2017	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$33,223	$33,164	$-	$-	$33,223	$33,164

Other prime	384	385	2	2	386	387

Other below-prime	321	320	8	9	329	329

Commercial mortgage-backed:

U.S. Government agencies	221	227	-	-	221	227

Conduit	2,229	2,244	4	4	2,233	2,248

Re-REMIC	-	-	-	4	-	4

Other commercial mortgage-backed	45	46	-	-	45	46

Other asset-backed	7,658	7,749	77	78	7,735	7,827

Total structured securities	$44,081	$44,135	$91	$97	$44,172	$44,232

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$32,540	$32,485	$-	$-	$32,540	$32,485

Other prime	409	409	3	3	412	412

Other below-prime	173	172	10	12	183	184

Commercial mortgage-backed:

U.S. Government agencies	245	257	-	-	245	257

Conduit	2,101	2,114	29	22	2,130	2,136

Re-REMIC	141	144	2	3	143	147

Other commercial mortgage-backed	36	38	-	-	36	38

Other asset-backed	6,081	6,177	167	165	6,248	6,342

Total structured securities	$41,726	$41,796	$211	$205	$41,937	$42,001

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2017 and 2016.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. None of these securities have provisions linked to real estate prices, indices or asset values. The Company’s holdings of structured notes at December 31, 2017 and 2016 are summarized below:

	December 31, 2017			December 31, 2016
Description	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Treasury inflation protected securities	1	$129	$128	1	$128	$125

Structured notes	21	241	251	26	341	332

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2017 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$5,335	$5,370

Due after one year through five years	33,535	34,348

Due after five years through ten years	41,341	42,485

Due after ten years	68,965	72,002

Total	$149,176	$154,205

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $133 million and $130 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$4,221	$1,350	$2,371	$5,553	$-	$13,495
Office	4,089	946	1,588	3,432	-	10,055
Retail	2,837	590	2,156	2,064	-	7,647
Warehouse/Industrial	296	245	659	1,184	199	2,583
Other	327	214	676	753	-	1,970

Total	$11,770	$3,345	$7,450	$12,986	$199	$35,750

December 31, 2016	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,935	$929	$2,187	$4,904	$-	$11,955
Office	3,880	980	1,704	3,525	-	10,089
Retail	3,042	603	2,264	1,992	-	7,901
Warehouse/Industrial	247	249	644	1,060	198	2,398
Other	350	189	655	661	-	1,855

Total	$11,454	$2,950	$7,454	$12,142	$198	$34,198

The table below summarizes the December 31, 2017 statement values, by contractual maturity, of mortgage loans where the Company is the sole lending party or has a co-lending or participant arrangement in place with an unaffiliated third party. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

	Sole Lender	Co-lending or Participant Arrangement	Statement Value
	(in millions)
Due in one year or less	$1,853	$105	$1,958
Due after one year through two years	750	140	890
Due after two years through five years	6,923	910	7,833
Due after five years through eight years	9,994	2,124	12,118
Due after eight years	12,613	338	12,951

Total	$32,133	$3,617	$35,750

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2017 and 2016. The maximum and minimum interest rates for mortgage loans originated during 2017 were 5.75% and 2.97%, respectively, while these rates during 2016 were 6.00% and 2.48%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2017 and 2016 was 56% and 59%, respectively, with a maximum of 79% and 100% for any single loan during 2017 and 2016, respectively. Loans with a 100% loan-to-value (LTV) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2017 and 2016, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 51% and 53%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2017 and 2016 was as follows:

December 31, 2017	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,467	$8,893	$135	$-	$13,495
Office	5,243	4,391	414	7	10,055
Retail	4,540	2,828	213	66	7,647
Warehouse/Industrial	1,137	1,161	285	-	2,583
Other	567	1,385	-	18	1,970

Total	$15,954	$18,658	$1,047	$91	$35,750

December 31, 2016	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,001	$7,635	$211	$108	$11,955
Office	4,618	4,998	310	163	10,089
Retail	4,117	3,483	301	-	7,901
Warehouse/Industrial	879	1,184	250	85	2,398
Other	389	1,430	15	21	1,855

Total	$14,004	$18,730	$1,087	$377	$34,198

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $15 million and $12 million at December 31, 2017 and 2016, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

troubled debt restructuring of mortgage loans for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the Company had $23 million and $26 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $2 million mortgage loan valuation allowance at December 31, 2017 on one mortgage with an aggregate statement value of $21 million. The Company had no mortgage loan valuation allowance at December 31, 2016.

During 2016, the Company had one foreclosed mortgage loan with a statement value of $76 million that was moved into the real estate portfolio at a statement value of $76 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $5,665 million and $4,051 million included in the statements of financial position at December 31, 2017 and 2016, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2017 and 2016, the statements of financial position included $264 million and $205 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$97	$201	$525	$1,118
Office	15	715	132	18	880
Warehouse/Industrial	101	-	-	189	290
Other	28	-	13	27	68

Total	$439	$812	$346	$759	$2,356

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$28	$233	$523	$1,079
Office	15	727	218	40	1,000
Warehouse/Industrial	104	30	-	186	320
Other	27	-	13	29	69

Total	$441	$785	$464	$778	$2,468

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $682 million and $671 million at December 31, 2017 and 2016, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.8 billion and $7.1 billion at December 31, 2017 and 2016, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2017 and 2016 was as follows:

	December 31,
	2017	2016
	(in millions)
Securities partnerships and LLCs	$5,488	$4,457
Bonds	3,141	3,308
Real estate JVs, partnerships and LLCs	1,666	1,489
Common and preferred stocks	1,135	1,008
Real estate	635	712
Low income housing tax credit properties	527	534
Derivative instruments	434	781
Cash and short-term investments	337	371
Leveraged leases	131	158
Other assets, net	1,171	645

Total	$14,665	$13,463

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 12 years of unexpired credits at each of December 31, 2017 and 2016. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2017 and 2016 were $107 million and $108 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2017 and 2016, the value of wholly-owned SCA investments were as follows:

	December 31, 2017			December 31, 2016
	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)			(in millions)
NM Wealth Management Company	$154	$-	$154	$140	$-	$140
NM Capital, Limited	2	2	-	2	2	-
Bradford, Inc.	1	1	-	1	1	-

Total common stock SCAs [1]	157	3	154	143	3	140

NML Securities Holdings, LLC	4,861	-	4,861	4,039	-	4,039
NML Real Estate Holdings, LLC	1,355	-	1,355	1,033	-	1,033
NM Investment Holdings, LLC	1,251	-	1,251	1,455	-	1,455
NM Pebble Valley, LLC	160	-	160	207	-	207
NM Investment Services, LLC	153	-	153	73	-	73
NM Planning, LLC	136	136	-	204	-	204
NM GP Holdings, LLC	63	9	54	58	7	51
NM Investment Management Company, LLC	44	44	-	41	41	-
Mason Street Advisors, LLC	30	30	-	25	25	-
GRO-SUB, LLC	1	1	-	1	1	-
GRO, LLC	1	1	-	-	-	-
NM Career Distribution Holdings, LLC	-		-	-	-	-

Total other investment SCAs [2]	8,055	221	7,834	7,136	74	7,062

Total investments in SCAs	$8,212	$224	$7,988	$7,279	$77	$7,202

1 Reported in common and preferred stocks in the statements of financial position.

2 Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2017. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Net Investment Income

The sources of net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)

Bonds	$5,738	$5,695	$5,759
Mortgage loans	1,590	1,592	1,535
Policy loans	1,149	1,160	1,155
Common and preferred stocks	118	138	133
Real estate	276	277	230
Other investments	1,216	1,273	1,063
Amortization of IMR	162	155	211

Gross investment income	10,249	10,290	10,086
Less: investment expenses	708	685	620

Net investment income	$9,541	$9,605	$9,466

For the year ended December 31, 2017, bond investment income includes $77 million of prepayment fees generated as result of 170 securities sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2017			December 31, 2016			December 31, 2015
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$755	$(543)	$212	$1,352	$(1,109)	$243	$559	$(869)	$(310)

Common and preferred stocks	363	(29)	334	304	(357)	(53)	218	(273)	(55)

Mortgage loans	2	(5)	(3)	-	(3)	(3)	-	(2)	(2)

Real estate	101	-	101	96	(53)	43	123	(1)	122

Other investments	692	(786)	(94)	575	(722)	(147)	577	(523)	54

Subtotal	$1,913	$(1,363)	550	$2,327	$(2,244)	83	$1,477	$(1,668)	(191)

Less: IMR net gains (losses) before taxes			389			415			(258)

Less: Capital gains tax (benefit) expense			68			(117)			112

Net realized capital gains (losses)			$93			$(215)			$(45)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $31 billion, $32 billion, and $25 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
Bonds, common and preferred stocks:	(in millions)

Structured securities	$(1)	$(54)	$(1)
Financial services	(1)	(17)	(4)
Consumer discretionary	(63)	(14)	(35)
Industrials	(53)	(9)	(7)
Energy	(39)	(20)	(48)
Basic materials	(7)	(39)	-
Other	-	-	(1)

Subtotal	(164)	(153)	(96)
Real estate	-	(52)	-
Other investments:
Real estate JVs	(27)	(4)	(12)
Securities partnerships	(53)	(61)	(40)
Energy and transportation	-	(5)	-

Subtotal	(80)	(70)	(52)

Total	$(244)	$(275)	$(148)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition to the realized capital losses above, $30 million, $60 million and $16 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2017, 2016 and 2015, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

At December 31, 2017, the Company continued to hold structured securities with aggregate statement values and fair values of $13 million and $18 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on loan-backed and structured securities for the years ended December 31, 2017, 2016 and 2015, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(54)	(1)

Total	$(1)	$(54)	$(1)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Bonds	$564	$(313)	$(172)

Common and preferred stocks	529	348	(166)

Mortgage loans	13	9	(38)

Other investments	(230)	(267)	-

Subtotal	876	(223)	(376)

Change in deferred taxes	(54)	(103)	144

Change in net unrealized capital gains and losses	$822	$(326)	$(232)

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. The Company’s share of the earnings or losses of these investments is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed. Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 included the reversal of previously unrealized capital gains of $(489) million, $(787) million and $(371) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$27,285	$27,056	$(229)	$21,623	$20,976	$(647)
Common and preferred stocks	648	585	(63)	157	138	(19)

Total	$27,933	$27,641	$(292)	$21,780	$21,114	$(666)

	December 31, 2016
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,941	$50,337	$(1,604)	$6,004	$5,206	$(798)
Common and preferred stocks	667	636	(31)	87	73	(14)

Total	$52,608	$50,973	$(1,635)	$6,091	$5,279	$(812)

All of these bonds were current on contractual interest and principal payments at December 31, 2017. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2017 and 2016, unrealized capital losses on structured securities in a loss position for greater than 12 months were $319 million and $52 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $66 million and $440 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2017 and 2016, the statement and fair values of NAIC 5* securities were as follows:

	December 31,
	2017			2016

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	57	$1,399	$1,430	26	$537	$519
Loan-backed and structured securities	5	1	1	4	-	-
Preferred stock	6	90	96	4	55	55

Total	68	$1,490	$1,527	34	$592	$574

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2017 and 2016, the aggregate statement value of general account loaned securities was $890 million and $930 million, respectively, and are reported as other liabilities in the statements of financial position. The aggregate fair value of these loaned securities was $894 million and $921 million at December 31, 2017 and 2016, respectively. All of the securities on loan at December 31, 2017 and 2016 were bonds and were loaned with open terms. There were no securities on loan within the separate accounts at either December 31, 2017 or 2016.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2017 and 2016, reinvested securities lending collateral held by the Company was $920 million and $949 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2017 and 2016 were as follows:

	December 31,
	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$477	$477	$443	$443

31-60 days	100	100	101	101

61-90 days	53	53	24	24

91-120 days	-	-	19	19

121-180 days	75	75	144	144

181-365 days	100	100	188	189

1-2 years	115	116	30	30

Total	$920	$921	$949	$950

At December 31, 2017, the statement of financial position included $374 million in bonds and $546 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2016, the statement of financial position included $305 million in bonds and $644 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2017 and 2016, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of restricted assets at December 31, 2017 and 2016, summarized by type of restriction, was as follows:

	December 31,
	2017	2016
	(in millions)

Securities lending	$890	$930

Derivative transactions	46	101

Securities on deposit with states	4	4

Total restricted assets	$940	$1,035

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2017 and 2016 were as follows:

	December 31,		December 31,
	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Security lending collateral	$915	$915	$939	$939

Derivative collateral	138	138	644	644

Mortgage loan escrow	51	51	72	72

Real estate escrow and security deposits	8	8	7	7

Total collateral assets	$1,112	$1,112	$1,662	$1,662

At December 31, 2017 and 2016, derivative collateral received included $13 million and $10 million, respectively, related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $138 million and $644 million of cash collateral under its derivative collateral support arrangements at December 31, 2017 and 2016, respectively, including $13 million and $10 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively, in the statements of financial position. The Company also held bond collateral with a fair value of $0 and $31 million at December 31, 2017 and 2016, respectively. Bonds held as collateral are not reported in the statements of financial position.

The Company posted $26 million and $65 million of bond collateral under futures agreements at December 31, 2017 and 2016, respectively, including $12 million and $21 million, respectively, of derivative collateral related to the separate accounts. The Company also posted $20 million and $36 million of bond collateral related to cleared derivative contracts at December 31, 2017 and 2016, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2017 and 2016, no derivatives ceased to qualify for cash flow hedge accounting.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance and annuity products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Income Generation

Equity options are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. For written call options the Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. For purchased put options the Company pays a cash premium at the inception of the contract and has the right (but not the obligation) to sell the underlying security at a specified price at any time during the term of the contract. Equity options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised, at which time a realized capital gain or loss is recognized. The Company did not have any open equity option contracts as of December 31, 2017 and 2016.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$4	$-	$36	$-

Interest rate swaps	25	-	-	-	-

Foreign exchange contracts:

Foreign currency swaps	6,987	335	(222)	236	(355)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	789	6	-	6	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	4	-	4	-

Swaptions	3,390	57	-	57	-

Fixed income futures	622	-	-	-	-

Fixed income forwards	2,039	4	-	4	-

Foreign exchange contracts:

Foreign currency forwards	955	6	(16)	6	(16)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$434	$(238)	$367	$(371)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$5	$-	$52	$-

Interest rate swaps	77	-	-	2	-

Foreign exchange contracts:

Foreign currency swaps	4,712	639	(5)	524	(51)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	555	11	-	11	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	1	(1)	1	(1)

Swaptions	3,240	82	-	82	-

Fixed income futures	994	-	-	-	-

Fixed income forwards	946	6	(1)	6	(1)

Foreign exchange contracts:

Foreign currency forwards	666	19	(6)	19	(6)

Equity contracts:

Equity total return swaps	84	-	(1)	-	(1)

Equity index futures	97	-	-	-	-

Fixed contracts:

Fixed income total return swaps	50	-	-	-	-

Credit contracts:

Purchased credit default swaps	73	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$781	$(14)	$715	$(60)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	-	-

Total derivatives	$(575)	$11	$65

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$16

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	277	29	50

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	2	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	7	-	(12)

Swaptions	16	(1)	(9)

Fixed income futures	-	(4)	-

Fixed income forwards	5	(5)	-

Foreign exchange contracts:

Foreign currency forwards	10	(7)	-

Equity contracts:

Equity total return swaps	7	(37)	-

Equity index futures	(1)	13	-

Fixed contracts:

Fixed income total return swaps	-	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	(2)	-

Total derivatives	$324	$(14)	$49

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(7)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Income generation:

Equity options	-	(1)	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(in millions)

Life insurance reserves	$171,792	$164,505
Annuity reserves	9,208	8,589
Deposit funds	3,266	3,049
Disability and long-term care unpaid claims and claim reserves	4,939	4,753
Disability and long-term care active life reserves	6,074	5,587

Total reserves for policy benefits	$195,279	$186,483

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2017, the Company had $1.8 trillion of total life insurance in force, including $23.1 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $369 million and $403 million at December 31, 2017 and 2016, respectively. Accounts were credited with interest at annual rates ranging from 0.23% to 3.50% and 0.06% to 3.50% during 2017 and 2016, respectively. The crediting interest rates changed 32 times and 20 times during 2017 and 2016, respectively.

At December 31, 2017 and 2016, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2017	2016	2017	2016	2017	2016

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$276	$372	$-	$-	$276	$372

- at book value less surrender charge of 5% or more	74	139	-	-	74	139

- at fair value	-	-	19,449	17,162	19,449	17,162

- at book value without adjustment	5,043	4,934	-	-	5,043	4,934

Not subject to discretionary withdrawal	7,081	6,193	5,390	4,800	12,471	10,993

Total annuity reserves and deposit funds	$12,474	$11,638	$24,839	$21,962	$37,313	$33,600

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.9 billion and $4.8 billion at December 31, 2017 and 2016, respectively. Changes in these reserves for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,
	2017	2016

	(in millions)

Balance at January 1	$4,753	$4,668

Incurred related to:

Current year	793	742

Prior years	63	(25)

Total incurred	856	717

Paid related to:

Current year	(33)	(32)

Prior years	(637)	(600)

Total paid	(670)	(632)

Balance at December 31	$4,939	$4,753

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2017 and 2016, reserves required as a result of AAT were as follows:

	December 31,
	2017	2016
	(in millions)

Long-term care insurance	$-	$265
Annuities and deposit funds	155	100
Life insurance	2	2

Total reserves	$157	$367

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $433 million and $403 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$249	$90	$257	$98

Ordinary renewal	2,674	2,171	2,557	2,082

Total deferred and uncollected premiums	$2,923	$2,261	$2,814	$2,180

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2017 and 2016 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2017	2016	2017	2016	2017	2016

	(in millions)	(in millions)

Subject to discretionary withdrawal	$7,514	$6,504	$19,449	$17,162	$26,963	$23,666

Not subject to discretionary withdrawal	-	-	5,390	4,800	5,390	4,800

Total separate account reserves	$7,514	$6,504	$24,839	$21,962	32,353	28,466

Non-policy liabilities					109	93

Total separate account liabilities					$32,462	$28,559

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2017 and 2016 was $31 million and $49 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $13 million attributable to GMDB at December 31, 2017 and 2016, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion and $1.6 billion for the years ended December 31, 2017 and 2016, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts in the statements of operations for the years ended December 31, 2017 and 2016.

	For the years ended December 31,
	2017	2016	2015

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,726	$1,714	$1,946

Transfers from separate accounts	(1,955)	(1,832)	(1,796)

Net transfers to (from) separate accounts	$(229)	$(118)	$150

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2017 and 2016 and does not expect to make a contribution to the plans during 2018.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the postretirement health plans.

The Company amended the employee postretirement health plan during 2016 to transition Medicare-eligible retirees and their dependents to health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)

Fair value of plan assets at January 1	$4,459	$4,144	$75	$72

Changes in plan assets:

Actual return on plan assets	684	426	12	7

Actual plan benefits paid	(131)	(111)	(5)	(4)

Fair value of plan assets at December 31	$5,012	$4,459	$82	$75

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2017 and 2016 were as follows:

	Target		Actual
	Allocation		Allocation

	2017	2016	2017	2016
Bonds	56%	49%	55%	50%
Equity investments	43%	50%	44%	48%
Other investments	1%	1%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2017 and 2016, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)
Projected benefit obligation at January 1	$4,879	$4,588	$728	$811

Changes in benefit obligation:
Service cost of benefits earned	128	120	22	22
Interest cost on projected obligations	179	194	23	30
Projected gross plan benefits paid	(142)	(128)	(21)	(25)
Projected Medicare Part D reimbursement	-	-	-	2
Experience (gains)/losses	318	93	(19)	(13)
Plan amendments and other	11	12	(9)	(99)

Projected benefit obligation at December 31	$5,373	$4,879	$724	$728

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $4.6 billion for the years ended December 31, 2017 and 2016, respectively. Experience (gains)/losses for the year ended December 31, 2017 primarily reflect the impact of changes in the PBO discount rate. Experience (gains)/losses for the year ended December 31, 2016 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2017 and 2016 and the net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016		2017	2016
Projected benefit obligation:
Weighted average discount rate	3.57%	4.10%		3.56%	4.10%
Annual increase in compensation	3.75%	3.75%		3.75%	3.75%

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016	2015	2017	2016	2015
Net periodic benefit cost:
Weighted average discount rate	4.10%	4.30%	4.00%	4.10%	4.30%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.50%	6.50%	6.50%	6.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The PBO for postretirement benefits at December 31, 2017 assumed an annual increase in future retiree medical costs of 6.0%, grading down to 5.0% over two years and remaining level thereafter. At December 31, 2016, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2017 by $11 million and net periodic postretirement benefit expense for the year ended December 31, 2017 by $1 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2017 and net periodic postretirement benefit expense for the year ended December 31, 2017 by the same amounts. Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2017 and 2016.

	Defined Benefit Plans		Postretirement Benefit Plans

	2017	2016	2017	2016

	(in millions)

Fair value of plan assets	$5,012	$4,459	$82	$75

Projected benefit obligation	5,373	4,879	724	728

Funded status	(361)	(420)	(642)	(653)

Nonadmitted asset	(677)	(504)	-	-

Financial statement liability	$(1,038)	$(924)	$(642)	$(653)

The PBO for defined benefit plans above included $1,038 million and $924 million related to nonqualified, unfunded plans at December 31, 2017 and 2016, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 116% and 113% of the projected benefit obligations of these plans at December 31, 2017 and 2016, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2017 and 2016:

	For the year ended December 31, 2017

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,260)	$250	$323	$(113)	$(65)

Amortization from surplus into net periodic benefit cost	54	(25)	(9)	-	5

Changes in plan assets and benefit obligations recognized in surplus	55	(10)	-	36	-

Balance at December 31	$(1,151)	$215	$314	$(77)	$(60)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,382)	$277	$347	$(133)	$(154)

Amortization from surplus into net periodic benefit cost	66	(25)	(24)	4	6

Changes in plan assets and benefit obligations recognized in surplus:	56	(2)	-	16	83

Balance at December 31	$(1,260)	$250	$323	$(113)	$(65)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2017	2016	2015	2017	2016	2015

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$128	$120	$117	$22	$22	$25

Interest cost on projected obligations	179	194	181	23	30	30

Amortization of experience losses	54	66	64	-	4	3

Amortization of prior service costs/(credits)	(25)	(25)	(14)	5	6	12

Amortization of initial net asset	(9)	(24)	(40)	-	-	-

Expected return on plan assets	(291)	(266)	(273)	(5)	(4)	(5)

Other	1	9	-	-	3	-

Net periodic benefit cost	$37	$74	$35	$45	$61	$65

The Company expects to increase (decrease) periodic benefit costs through the amortization of $41 million, $(25) million and $0 of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2018. Amortization of postretirement plan net experience losses of $1 million and prior service costs of $5 million are also expected to increase net periodic benefit cost during 2018.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2018 through 2027 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2018	$149	$24

2019	166	26

2020	176	27

2021	185	28

2022	194	29

2023-2027	1,098	156

Total	$1,968	$290

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2017, 2016 and 2015, the Company expensed total contributions to these plans of $50 million, $48 million and $45 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes 60% of the morbidity risk on group disability and group life policies.

Effective October 1, 2014, the Company entered into an affiliated reinsurance agreement with NLTC. Under this agreement, the Company assumed 100% of the net long-term care risks associated with NLTC’s in-force (as of the effective date of the agreement) and future policy issuances. At December 31, 2017 and 2016, the net amount due from NLTC under this agreement was $37 million and $35 million, respectively.

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC.

As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums, unassigned surplus and other income of $167 million, $40 million and $21 million, respectively, in the statements of operations. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2017 and 2016 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,

	2017	2016	2015

	(in millions)

Direct premium revenue	$17,994	$18,237	$18,144
Premiums assumed	810	589	548
Premiums ceded	(907)	(911)	(905)

Premium revenue	$17,897	$17,915	$17,787

Direct benefit expense	$18,557	$19,019	$18,659

Benefits assumed	902	616	531

Benefits ceded	(656)	(671)	(645)

Total benefits	$18,803	$18,964	$18,545

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition, the Company received $146 million, $149 million and $157 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2017, 2016 and 2015, the Company paid $119 million, $148 million and $154 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2017 and 2016 that were considered by the Company to be uncollectible.

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	LearnVest, Inc.
NM Investment Management Company, LLC	GRO, LLC and GRO-SUB, LLC
Northwestern Long Term Care Ins. Co	NM Career Distribution Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (the Act or Tax Reform) was signed into law, generally effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statements of changes in surplus for the year ended December 31, 2017. The Company will benefit from the lower federal corporate income tax rate beginning in 2018.

The Act includes provisions that change tax-basis reserves for policy benefits for tax years beginning after December 31, 2017. This change in tax-basis reserves qualifies as a change in accounting method but was not reflected in the December 31, 2017 financial statements because policy-level impacts are still being analyzed and a reasonable estimate could not be determined. The impact of this change is expected to be an equal gross-up of reserve related deferred tax assets and liabilities.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of current income tax expense (benefit) in the statements of operations for the years ended December 31, 2017, 2016 and 2015 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Tax payable on ordinary income	$40	$(10)	$68

Low income housing tax credits	(107)	(108)	(111)

Other tax credits	(21)	(37)	(21)

Increase (decrease) in contingent tax liabilities	(10)	(21)	10

Total current tax benefit	$(98)	$(176)	$(54)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $136 million, $145 million and $(90) million was included in net IMR deferrals for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $68 million, $(117) million and $112 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The table below shows how the Company’s income tax benefit for the years ended December 31, 2017, 2016 and 2015 differs from the amount obtained by applying the statutory rate of 35% to net gain from operations after dividends to policyowners and before federal income taxes:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Provision computed at statutory rate	$482	$326	$210

Adjustments to the statutory rate:

Impact of tax reform - net deferred tax asset (excluding taxes on net unrealized capital gains)	1,406	-	-

Subsidiary distributions	(162)	(269)	(122)

Tax credits	(128)	(145)	(132)

Amortization of IMR	(57)	(54)	(75)

Dividends received deduction	(37)	(33)	(31)

Employee benefits	(24)	(15)	(24)

Deferred adjustments	(36)	12	9

Other	-	23	43

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

Federal income tax expense (benefit) reported on statements of operations	$(98)	$(176)	$(54)

Capital gains tax expense, net of IMR transfers	204	28	22

Change in net deferred tax assets	1,338	(7)	(90)

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments (refunds) of $356 million, $(50) million and $505 million to the IRS during the years ended December 31, 2017, 2016 and 2015, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total federal income taxes paid for tax years 2017, 2016 and 2015 that are available for recoupment are $360 million, $24 million and $211 million, respectively.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Federal income tax returns for 2008-2011 and 2013 were audited by the IRS and agreed to. The IRS did not audit the federal income tax return for 2012. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,

	2017	2016

	(in millions)

Balance at January 1	$420	$441

Additions for tax positions of prior years	-	-

Reductions for tax positions of prior years	(10)	(21)

Balance at December 31	$410	$420

Included in contingent tax liabilities at December 31, 2017 and 2016 were $383 million and $372 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2017 and 2016 balances are $0 and $22 million, respectively, of tax positions for which the ultimate deductibility is not certain.    The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $1 million, $3 million and $1 million, respectively, of interest-related tax expense. Contingent tax liabilities included $27 million and $26 million for the payment of interest at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of net deferred tax assets reported in the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31,

	2017	2016	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$804	$1,287	$(483)

Investments	300	525	(225)

Policy benefit liabilities	1,296	2,178	(882)

Benefit plan obligations	547	878	(331)

Other	83	115	(32)

Valuation adjustment	-	-	-

Gross deferred tax assets	3,030	4,983	(1,953)

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,030	4,983	(1,953)

Deferred tax liabilities:

Investments	739	1,004	(265)

Other	503	800	(297)

Gross deferred tax liabilities	1,242	1,804	(562)

Net deferred tax assets	$1,788	$3,179	$(1,391)

All gross deferred tax liabilities have been recognized at December 31, 2017 and 2016. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2017 or 2016.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2017 and 2016 and expects to exceed this minimum during 2018.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2017 and 2016 were as follows (in millions):

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax liabilities	503	739	1,242	800	1,004	1,804	(297)	(265)	(562)

Net admitted deferred tax asset/(liability)	$2,227	$(439)	$1,788	$3,659	$(480)	$3,179	$(1,432)	$41	$(1,391)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$173	$173	$1,146	$308	$1,454	$(1,146)	$(135)	$(1,281)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,846	-	1,846	1,900	-	1,900	(54)	-	(54)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	884	127	1,011	1,413	217	1,629	(529)	(90)	(618)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,846			$1,900			$(54)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,850			$2,551			$299

Ratio percentage used to detemine recovery period and threshold limitation amount			1125%			1079%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$18,998			$17,008

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Frank Russell Company (“Russell”) common and preferred stock to a third party. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow related to the Russell sale. Of this amount, $50 million was reported as an unrealized capital gain in the statements of changes in surplus with the remainder reported as a realized capital gain in the statements of operations.

12.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $7.7 billion and $6.4 billion at December 31, 2017 and 2016, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2017.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2017 and 2016, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2017		December 31, 2016
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$70	$1	$123	$1

Guarantees of real estate obligations	368	4	335	3

Guarantees issued on behalf of wholly-owned subsidiaries	80	-	706	-

Total guarantees	$518	$5	$1,164	$4

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

13.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its’ company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyholders its’ ability to pay all policy benefits due and owing pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. NM contributed capital to NLTC of $15 million and $0 for the years ended December 31, 2017 and 2016, respectively. The Company has contributed a total of $130 million to NLTC through December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company reported a payable to NLTC of $44 million and $40 million at December 31, 2017 and 2016, respectively. These amounts are reported in other liabilities in the statements of financial position at each of December 31, 2017 and 2016. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

14.	Surplus Notes

On September 26, 2017, the Company issued surplus notes (“2017 notes”) with a principal balance of $1.2 billion, bearing interest at 3.850% and having a maturity date of September 30, 2047. The 2017 notes were issued at an offering price of 99.787%. On March 26, 2010, the Company issued surplus notes (“2010 notes”), at par, with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. Each note issuance was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended.

Interest on the 2017 and 2010 notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments. No interest has been paid on the 2017 notes for the year ended December 31, 2017. The Company paid and recognized $106 million of interest expense on the 2010 notes for each of the years ended December 31, 2017 and 2016. A total of $797 million of interest has been paid on the 2010 notes from their issuance through December 31, 2017.

The note issuances are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 notes). The entire amount of the 2017 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2017 and 2016.

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$146,945	$151,975	$4,125	$134,545	$13,305

Mortgage loans	35,750	37,049	-	-	37,049

Policy loans	17,421	17,421	-	-	17,421

Common and preferred stocks	5,671	5,701	4,941	77	683

Derivative assets	434	367	-	367	-

Surplus note investments	108	142	-	142	-

Cash and short-term investments	2,469	2,469	239	2,230	-

Separate account assets	32,462	32,462	29,339	2,655	468

General account liabilities:

Investment-type insurance reserves	$5,312	$5,225	$-	$-	$5,225

Liabilities for securities lending	915	915	-	915	-

Derivative liabilities	238	371	-	371	-

Separate account liabilities	32,462	32,462	29,339	2,655	468

	December 31, 2016
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$139,795	$142,758	$4,338	$132,249	$6,171

Mortgage loans	34,198	35,103	-	-	35,103

Policy loans	17,150	17,150	-	-	17,150

Common and preferred stocks	4,034	4,050	3,367	48	635

Derivative assets	781	715	-	715	-

Surplus note investments	160	203	-	203	-

Cash and short-term investments	2,300	2,300	502	1,798	-

Separate account assets	28,559	28,559	25,851	2,339	369

General account liabilities:

Investment-type insurance reserves	$5,357	$5,238	$-	$-	$5,238

Liabilities for securities lending	939	939	-	939	-

Derivative liabilities	14	60	-	60	-

Separate account liabilities	28,559	28,559	25,851	2,339	369

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2017 and 2016.

	December 31, 2017
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$4,941	$1	$478	$5,420
Bonds	12	-	5	17
Money market mutual funds	243	-	-	243
Derivative assets	-	95	-	95
Derivative liabilities	-	(16)	-	(16)

Total general account	$5,196	$80	$483	$5,759

Separate accounts:
Mutual fund investments	$27,288	$-	$-	$27,288
Other benefit plan assets/liabilities	55	22	3	80
Pension and postretirement assets:
Bonds	375	2,386	115	2,876
Common and preferred stock	1,591	-	35	1,626
Cash and short-term securities	20	233	-	253
Other assets/liabilities	10	14	315	339

Subtotal pension and postretirement assets	1,996	2,633	465	5,094

Total separate accounts	$29,339	$2,655	$468	$32,462

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,366	$1	$522	$3,889
Bonds	-	-	45	45
Derivative assets	-	137	-	137
Derivative liabilities	-	(9)	-	(9)

Total general account	$3,366	$129	$567	$4,062

Separate accounts:
Mutual fund investments	$23,951	$-	$-	$23,951
Other benefit plan assets/liabilities	47	24	3	74
Pension and postretirement assets:
Bonds	206	2,068	81	2,355
Common and preferred stock	1,581	1	27	1,609
Cash and short-term securities	61	233	-	294
Other assets/liabilities	5	13	258	276

Subtotal pension and postretirement assets	1,853	2,315	366	4,534

Total separate accounts	$25,851	$2,339	$369	$28,559

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2017 or 2016.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2017 and 2016.

				Separate account pension and postretirement
For the year ended December 31, 2017	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$522	$45	$3	$81	$27	$258

Realized gains/(losses)	38	(8)	-	(2)	4	36

Unrealized gains/(losses)	55	7	-	3	1	27

Issuances	-	-	-	-	-	-

Purchases	7	-	1	61	11	92

Sales	(86)	(44)	(1)	(32)	(8)	(98)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	5	-	4	-	-

Transfers out of level 3	(58)	-	-	-	-	-

Fair value, end of period	$478	$5	$3	$115	$35	$315

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

				Separate account pension and postretirement
For the year ended December 31, 2016	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$432	$9	$2	$69	$20	$265

Realized gains/(losses)	39	(6)	1	(1)	1	36

Unrealized gains/(losses)	13	4	-	2	2	(16)

Issuances	-	-	-	-	-	-

Purchases	129	-	1	34	7	58

Sales	(83)	(12)	(1)	(23)	(3)	(85)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	50	-	-	-	-

Transfers out of level 3	(8)	-	-	-	-	-

Fair value, end of period	$522	$45	$3	$81	$27	$258

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.